Exhibit 99.1

QUARTERLY FINANCIAL SUPPLEMENT FOR THE PERIOD ENDED MARCH 31, 2022 SITE

SITE CENTERS COMPANY & PORTFOLIO OVERVIEW SITE Centers is an owner and manager of open-air shopping centers located in suburban, high household income communities. The Company is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol SITC. PORTFOLIO STATISTICS $5.7B ENTERPRISE VALUE 92 WHOLLY - OWNED PROPERTIES $110K AVERAGE HOUSEHOLD INCOME 93.2% LEASED RATE COMMITTED TO A SUSTAINABLE FUTURE GRESB® REAL ESTATE GREEN LEASE LEADER AMERICA’s MOST RESPONSIBLE COMPANIES 2021 Newsweek statista 2021 Bloomberg Gender-Equality Index PORTFOLIO COMPOSITION Top 5 MSAs by ABR OTHER 65% ATLANTA 8% MIAMI 8% ORLANDO 7% CHICAGO 6% BOSTON 6% ABR by Region NORTHEAST 18% SOUTHEAST 46% MIDWEST 18% NORTHWEST 2% CALIFORNIA 7% SOUTHWEST 4% MOUNTAIN 5% Retailer Mix LOCAL 12% NATIONAL 88% NOTE: ALL FIGURES AT COMPANY’S SHARE AND AS OF MARCH 31, 2022. NEW YORK • HONG KONG • ATLANTA • CLEVELAND DENVER • LOS ANGELES • MIAMI • PHOENIX • TAMPA SITC LISTED NYSE SITE

SITE Centers Corp.

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as the supply of, and demand for, retail real estate space in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and the Company’s ability to satisfy conditions to the completion of these arrangements; valuation and risks relating to our joint venture investments; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions or natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions or natural disasters; any change in strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended March 31, 2022. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K and Form 10-Q. The impacts of the COVID-19 pandemic may also exacerbate the risks described therein, any of which could have a material effect on the Company. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.	For additional information:
3300 Enterprise Parkway	Conor Fennerty, EVP and
Beachwood, OH 44122 216-755-5500	Chief Financial Officer

FOR IMMEDIATE RELEASE:

SITE Centers Reports First Quarter 2022 Operating Results

BEACHWOOD, OHIO, April 26, 2022-- SITE Centers Corp. (NYSE: SITC), an owner of open-air shopping centers located in suburban, high household income communities, announced today operating results for the quarter ended March 31, 2022.

“SITE Centers had an excellent start to the year with another quarter of record new leasing activity as compared to the last 5 years and the deployment of the remaining proceeds from the $190 million of preferred dividends paid to SITE Centers by Retail Value Inc.,” commented David R. Lukes, President and Chief Executive Officer. “Looking forward, our portfolio is well positioned across our key submarkets to produce sustainable Net Operating Income (NOI) growth driven by the Company’s significant Signed but Not Opened (“SNO”) pipeline and upside from recent investments.”

Results for the Quarter

•

First quarter net income attributable to common shareholders was $11.1 million, or $0.05 per diluted share, as compared to net income of $10.9 million, or $0.05 per diluted share, in the year-ago period.

•

First quarter operating funds from operations attributable to common shareholders (“Operating FFO” or “OFFO”) was $61.6 million, or $0.29 per diluted share, compared to $55.3 million, or $0.28 per diluted share, in the year-ago period. The year-over-year increase was primarily attributable to increased property net operating income driven by revenue growth and the impact of property acquisitions partially offset by lower management fees. First quarter OFFO results included $1.3 million of net revenue at SITE Centers’ share related to prior periods primarily from cash basis tenants and related reserve adjustments.

Significant First Quarter and Recent Activity

•

Acquired three shopping centers (including through the acquisition of partner’s interest) during the quarter for an aggregate price of $140.1 million, including Artesia Village (Scottsdale, Arizona) for $14.5 million, our partner’s 80% interest in Casselberry Commons (Orlando, Florida) for $35.6 million ($44.5 million at 100%), and Shops at Boca Center (Boca Raton, Florida) for $90.0 million.

•	In March 2022, settled 2.2 million common shares previously offered and sold on a forward basis in 2021 under our ATM program, resulting in gross proceeds of $35.1 million.
•	In March 2022, repaid $34.3 million of consolidated mortgage debt, which was scheduled to mature in September 2022.
•	In April 2022, acquired Shoppes of Crabapple (Alpharetta, Georgia) for an aggregate purchase price of $4.4 million.
•

In April 2022, closed on the previously announced disposition of the Company’s 20% interest in the SAU Joint Venture to its partner, the State of Utah, based on a gross asset value of $155.7 million (at 100%). Fee income from the SAU joint venture totaled $1.0 million in 2021.

Key Quarterly Operating Results

•

Reported an increase of 2.9% in SSNOI on a pro rata basis for the first quarter of 2022, including redevelopment, as compared to the year-ago period. The first quarter of 2021 SSNOI included $5 million of net revenue at SITE Centers’ share related to 2020 primarily from cash basis tenants.

•

Generated new leasing spreads of 13.3% and renewal leasing spreads of 4.3%, both on a pro rata basis, for the trailing twelve-month period ended March 31, 2022 and new leasing spreads of 15.4% and renewal leasing spreads of 5.6%, both on a pro rata basis, for the first quarter of 2022.

•	Reported a leased rate of 93.2% at March 31, 2022 on a pro rata basis, compared to 92.7% on a pro rata basis at December 31, 2021 and 91.4% on a pro rata basis at March 31, 2021.
•	As of March 31, 2022, the SNO spread was 300 basis points representing $18.3 million of annualized base rent on a pro rata basis.
•	Annualized base rent per occupied square foot on a pro rata basis was $18.55 at March 31, 2022, compared to $18.39 at March 31, 2021.

Guidance

The Company has updated its 2022 full-year guidance for net income attributable to common shareholders and Operating FFO per share to include the impact of the first quarter operating results. RVI disposition fees, impairment charges, gains on sale of assets, transaction and debt extinguishment costs are excluded from guidance. The guidance update is as follows:

Reconciliation of Net Income Attributable to Common Shareholders to FFO and Operating FFO estimates:

	FY 2022E (original) Per Share – Diluted	FY 2022E (revised) Per Share – Diluted
Net income attributable to Common Shareholders	$0.19 – $0.26	$0.17 – $0.24
Depreciation and amortization of real estate	0.80 – 0.85	0.85 – 0.90
Equity in net (income) of JVs	(0.01) – 0.00	(0.01) – 0.00
JVs' FFO	0.05 – 0.07	0.05 – 0.07
Gain on change in control of interests (first quarter actual)	N/A	(0.01)
FFO (NAREIT) and Operating FFO	$1.08 – $1.13	$1.10 – $1.15

Other key assumptions for 2022 full-year guidance include:

	FY 2022E (original)	FY 2022E (revised)
Joint Venture fee income	$8.0 – $10.0 million	$8.0 – $10.0 million
RVI fee income (excluding disposition fees) (1)	$0.5 – $1.0 million	$0.5 – $1.0 million
SSNOI (2)	(1.50)% – 0.50%	(0.75)% – 0.75%
SSNOI – Adjusted for 2021 Uncollectible Revenue Impact (3)	2.25% – 4.25%	3.00% – 4.50%

(1)	Consistent with 2021, guidance excludes impact of disposition fees from RVI.
(2)

Including redevelopment and approximately $14 million included in Uncollectible Revenue, primarily related to rent received from cash basis tenants, reported in 2021 related to prior periods, which is approximately 380 basis point headwind to 2022 SSNOI growth.

(3)

Including redevelopment and excluding revenue impact of approximately $14 million included in Uncollectible Revenue, primarily related to rent received from cash basis tenants, reported in 2021 related to prior periods.

About SITE Centers Corp.

SITE Centers is an owner and manager of open-air shopping centers located in suburban, high household income communities. The Company is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol SITC. Additional information about the Company is available at www.sitecenters.com. To be included in the Company’s e-mail distributions for press releases and other investor news, please click here.

Conference Call and Supplemental Information

The Company will hold its quarterly conference call today at 8:00 a.m. Eastern Time. To participate with access to the slide presentation, please visit the Investor Relations portion of SITE's website, ir.sitecenters.com, or for audio only, dial 888-317-6003 (U.S.), 866-284-3684 (Canada) or 412-317-6061 (international) using pass code 0768163 at least ten minutes prior to the scheduled start of the call. The call will also be webcast and available in a listen-only mode on SITE Centers’ website at ir.sitecenters.com. If you are unable to participate during the live call, a replay of the conference call will also be available at ir.sitecenters.com for further review. You may also access the telephone replay by dialing 877-344-7529 (U.S.), 855-669-9658 (Canada) or 412-317-0088 (international) using passcode 3558458 through May 26, 2022. Copies of the Company’s supplemental package and earnings slide presentation are available on the Company’s website.

Non-GAAP Measures

Funds from Operations (“FFO”) is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with generally accepted accounting principles in the United States (“GAAP”)), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments, (iv) gains and losses from changes in control and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT. The Company calculates Operating FFO as FFO excluding certain non-operating charges, income and gains. Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, debt extinguishment costs, certain transaction costs or certain fee income. Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company presents NOI information herein on a same store basis or “SSNOI.” The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments. SSNOI includes assets owned in comparable periods (15 months for quarter comparisons). In addition, SSNOI is presented including activity associated with development and major redevelopment. SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI at its effective ownership interest provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.

FFO, Operating FFO, NOI and SSNOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP, as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures have been provided herein. Reconciliation of the 2022 SSNOI projected growth target to the most directly comparable GAAP financial measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort.

Safe Harbor

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as the supply of, and demand for, retail real estate space in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and the Company’s ability to satisfy conditions to the completion of these arrangements; valuation and risks relating to our joint venture investments; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions or natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions or natural disasters; any change in strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended March 31, 2022. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Forms 10-K and 10-Q. The impacts of the COVID-19 pandemic may also exacerbate the risks described therein, any of which could have a material effect on the Company. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.

Income Statement:  Consolidated Interests

	in thousands, except per share
		1Q22	1Q21
	Revenues:
	Rental income (1)	$129,884	$119,890
	Other property revenues	1,175	97
		131,059	119,987
	Expenses:
	Operating and maintenance	21,936	20,216
	Real estate taxes	20,183	19,664
		42,119	39,880

	Net operating income	88,940	80,107

	Other income (expense):
	Fee income (2)	3,261	8,152
	Interest expense	(18,258)	(19,395)
	Depreciation and amortization	(50,364)	(45,560)
	General and administrative (3)	(12,251)	(17,395)
	Other expense, net	(504)	(366)
	Impairment charges	0	(7,270)
	Income (loss) before earnings from JVs and other	10,824	(1,727)

	Equity in net income of JVs	169	4,385
	Gain on change in control of interests	3,356	13,908
	Loss on disposition of real estate, net	(142)	(20)
	Tax expense	(252)	(365)
	Net income	13,955	16,181
	Non-controlling interests	(18)	(173)
	Net income SITE Centers	13,937	16,008
	Preferred dividends	(2,789)	(5,133)
	Net income Common Shareholders	$11,148	$10,875

	Weighted average shares – Basic – EPS	212,103	198,534
	Assumed conversion of diluted securities	1,100	911
	Weighted average shares – Basic & Diluted – EPS	213,203	199,445

	Earnings per common share – Basic	$0.05	$0.05
	Earnings per common share – Diluted	$0.05	$0.05

(1)	Rental income:
	Minimum rents	$84,227	$78,237
	Ground lease minimum rents	6,707	6,344
	Straight-line rent, net	996	(347)
	Amortization of (above)/below-market rent, net	1,157	1,004
	Percentage and overage rent	1,137	1,021
	Recoveries	32,833	30,595
	Uncollectible revenue	1,108	1,398
	Ancillary and other rental income	1,465	1,345
	Lease termination fees	254	293

(2)	Fee Income:
	JV and other fees	3,063	3,400
	RVI fees	198	4,752

(3)	Mark-to-market adjustment (PRSUs)	0	(5,589)

SITE Centers Corp.

Reconciliation: Net Income to FFO and Operating FFO

and Other Financial Information

in thousands, except per share
	1Q22	1Q21
Net income attributable to Common Shareholders	$11,148	$10,875
Depreciation and amortization of real estate	49,128	44,188
Equity in net income of JVs	(169)	(4,385)
JVs' FFO	4,315	5,435
Non-controlling interests	18	16
Impairment of real estate	0	7,270
Gain on change in control of interests	(3,356)	(13,908)
Loss on disposition of real estate, net	142	20
FFO attributable to Common Shareholders	$61,226	$49,511
Mark-to-market adjustment (PRSUs)	0	5,589
Transaction and other costs	332	202
Total non-operating items, net	332	5,791
Operating FFO attributable to Common Shareholders	$61,558	$55,302

Weighted average shares & units – Basic: FFO & OFFO	212,244	198,674
Assumed conversion of dilutive securities	1,100	911
Weighted average shares & units – Diluted: FFO & OFFO	213,344	199,585

FFO per share – Basic	$0.29	$0.25
FFO per share – Diluted	$0.29	$0.25
Operating FFO per share – Basic	$0.29	$0.28
Operating FFO per share – Diluted	$0.29	$0.28
Common stock dividends declared, per share	$0.13	$0.11

Capital expenditures (SITE Centers share):
Redevelopment costs (major and tactical)	8,151	2,801
Maintenance capital expenditures	2,256	1,450
Tenant allowances and landlord work	9,368	11,170
Leasing commissions	1,758	1,434
Construction administrative costs (capitalized)	1,175	611

Certain non-cash items (SITE Centers share):
Straight-line rent	1,080	(301)
Straight-line fixed CAM	103	131
Amortization of (above)/below-market rent, net	1,243	1,125
Straight-line ground rent expense	(34)	(37)
Debt fair value and loan cost amortization	(1,286)	(1,180)
Capitalized interest expense	223	111
Stock compensation expense	(1,723)	(7,569)
Non-real estate depreciation expense	(1,238)	(1,306)

SITE Centers Corp.

Balance Sheet: Consolidated Interests

	$ in thousands
		At Period End
		1Q22	4Q21
	Assets:
	Land	$1,051,198	$1,011,401
	Buildings	3,718,886	3,624,164
	Fixtures and tenant improvements	563,879	556,056
		5,333,963	5,191,621
	Depreciation	(1,611,259)	(1,571,569)
		3,722,704	3,620,052
	Construction in progress and land	56,629	47,260
	Real estate, net	3,779,333	3,667,312

	Investments in and advances to JVs	57,047	64,626
	Cash	17,188	41,807
	Restricted cash	2,026	1,445
	Receivables and straight-line (1)	52,480	61,382
	Intangible assets, net (2)	120,388	113,106
	Other assets, net	23,019	17,373
	Total Assets	4,051,481	3,967,051

	Liabilities and Equity:
	Revolving credit facilities	115,000	0
	Unsecured debt	1,452,307	1,451,768
	Unsecured term loan	99,854	99,810
	Secured debt	91,168	125,799
		1,758,329	1,677,377
	Dividends payable	30,694	28,243
	Other liabilities (3)	206,340	218,779
	Total Liabilities	1,995,363	1,924,399

	Preferred shares	175,000	175,000
	Common shares	21,417	21,129
	Paid-in capital	5,968,724	5,934,166
	Distributions in excess of net income	(4,109,540)	(4,092,783)
	Deferred compensation	4,671	4,695
	Common shares in treasury at cost	(9,948)	(5,349)
	Non-controlling interests	5,794	5,794
	Total Equity	2,056,118	2,042,652

	Total Liabilities and Equity	$4,051,481	$3,967,051

(1)	SL rents (including fixed CAM), net	$32,608	$31,526

(2)	Operating lease right of use assets	18,620	19,047

(3)	Operating lease liabilities	38,098	38,491
	Below-market leases, net	63,365	59,690

SITE Centers Corp.

Reconciliation of Net Income Attributable to SITE to Same Store NOI

$ in thousands
	1Q22	1Q21	1Q22	1Q21
	SITE Centers at 100%		At SITE Centers Share (Non-GAAP)
GAAP Reconciliation:
Net income attributable to SITE Centers	$13,937	$16,008	$13,937	$16,008
Fee income	(3,261)	(8,152)	(3,261)	(8,152)
Interest expense	18,258	19,395	18,258	19,395
Depreciation and amortization	50,364	45,560	50,364	45,560
General and administrative	12,251	17,395	12,251	17,395
Other expense, net	504	366	504	366
Impairment charges	0	7,270	0	7,270
Equity in net income of joint ventures	(169)	(4,385)	(169)	(4,385)
Tax expense	252	365	252	365
Gain on change in control of interests	(3,356)	(13,908)	(3,356)	(13,908)
Loss on disposition of real estate, net	142	20	142	20
Income from non-controlling interests	18	173	18	173
Consolidated NOI, net of non-controlling interests	88,940	80,107	88,940	80,107

Net (loss) income from unconsolidated joint ventures	(1,378)	33,516	26	4,378
Interest expense	9,289	10,947	2,088	2,701
Depreciation and amortization	14,345	17,117	3,179	3,884
Impairment charges	5,200	0	1,040	0
Other expense, net	2,572	2,964	597	742
Loss (gain) on disposition of real estate, net	98	(28,401)	66	(2,841)
Unconsolidated NOI	$30,126	$36,143	6,996	8,864

Total Consolidated + Unconsolidated NOI			95,936	88,971
Less: Non-Same Store NOI adjustments			(2,301)	1,981
Total SSNOI including redevelopment			93,635	90,952
Less: Redevelopment Same Store NOI adjustments			(859)	(733)
Total SSNOI excluding redevelopment			$92,776	$90,219

SSNOI % Change including redevelopment			2.9%
SSNOI % Change excluding redevelopment			2.8%

SITE Centers Corp.

Portfolio Summary

GLA in thousands
`			3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Shopping Center Count
Operating Centers - 100%			138	136	137	137	138
Wholly Owned			92	89	81	80	78
JV Portfolio			46	47	56	57	60

Gross Leasable Area (GLA)
Owned and Ground Lease - Pro Rata Share			25,235	24,905	24,356	24,327	24,370
Wholly Owned			23,235	22,856	21,677	21,605	21,580
JV Portfolio - Pro Rata Share			2,000	2,049	2,679	2,722	2,790

Quarterly Operational Overview
Pro Rata Share
Base Rent PSF			$18.55	$18.33	$18.44	$18.39	$18.39
Base Rent PSF < 10K			$29.23	$28.82	$29.20	$29.17	$28.91
Base Rent PSF > 10K			$15.29	$15.18	$15.36	$15.35	$15.39

Commenced Rate			90.2%	90.1%	90.2%	89.7%	88.6%
Commenced Rate < 10K SF			81.1%	80.7%	80.0%	79.7%	80.1%
Commenced Rate > 10K SF			93.4%	93.3%	93.6%	93.0%	91.3%

Leased Rate			93.2%	92.7%	92.3%	91.8%	91.4%
Leased Rate < 10K SF			86.0%	85.0%	83.9%	82.9%	82.8%
Leased Rate > 10K SF			95.7%	95.3%	95.1%	94.6%	94.1%

Operational Statistics
% of Aggregate Property NOI - Wholly Owned			92.8%	92.2%	89.8%	89.3%	89.1%
% of Aggregate Property NOI - Joint Venture – Pro Rata Share			7.2%	7.8%	10.2%	10.7%	10.9%

Quarterly SITE SSNOI at share including redevelopment			2.9%	14.9%	21.6%	29.9%	-1.4%
Quarterly SITE SSNOI at share excluding redevelopment			2.8%	13.2%	20.5%	28.7%	-2.1%

TTM New Leasing - at pro rata share (GLA in 000's)			972	900	853	776	723
TTM Renewals - at pro rata share (GLA in 000's)			2,657	2,555	2,675	2,555	2,231
TTM Total Leasing - at pro rata share (GLA in 000's)			3,629	3,455	3,528	3,331	2,954
TTM Blended New and Renewal Rent Spreads - at pro rata share			5.6%	3.7%	1.6%	1.7%	1.9%

Top 20 MSA Exposure

	MSA	Properties	GLA	% of GLA	ABR	% of ABR	ABR PSF
1	Atlanta-Sandy Springs-Roswell, GA	19	2,399	9.5%	$32,062	8.1%	$14.70
2	Miami-Fort Lauderdale-West Palm Beach, FL	11	1,646	6.5%	30,416	7.7%	$22.55
3	Orlando-Kissimmee-Sanford, FL	7	1,521	6.0%	25,670	6.5%	$18.96
4	Chicago-Naperville-Elgin, IL-IN-WI	6	1,165	4.6%	24,030	6.1%	$26.19
5	Boston-Cambridge-Newton, MA-NH	2	1,421	5.6%	22,889	5.8%	$25.92
6	Charlotte-Concord-Gastonia, NC-SC	4	1,384	5.5%	21,834	5.5%	$16.67
7	Denver-Aurora-Lakewood, CO	4	1,367	5.4%	21,282	5.4%	$17.75
8	Trenton, NJ	2	1,301	5.2%	21,141	5.3%	$18.08
9	Columbus, OH	5	1,306	5.2%	19,400	4.9%	$16.18
10	Phoenix-Mesa-Scottsdale, AZ	5	1,004	4.0%	15,968	4.0%	$19.72
11	Los Angeles-Long Beach-Anaheim, CA	3	882	3.5%	15,383	3.9%	$23.42
12	San Antonio-New Braunfels, TX	3	1,048	4.2%	13,774	3.5%	$17.61
13	Tampa-St. Petersburg-Clearwater, FL	7	877	3.5%	13,350	3.4%	$17.59
14	New York-Newark-Jersey City, NY-NJ-PA	8	793	3.1%	12,011	3.0%	$18.31
15	Richmond, VA	3	591	2.3%	9,548	2.4%	$20.30
16	Cincinnati, OH-KY-IN	2	589	2.3%	9,431	2.4%	$18.01
17	Washington-Arlington-Alexandria, DC-VA-MD-WV	2	430	1.7%	9,178	2.3%	$21.54
18	Portland-Vancouver-Hillsboro, OR-WA	2	382	1.5%	7,320	1.8%	$24.04
19	Cleveland-Elyria, OH	2	553	2.2%	7,018	1.8%	$14.91
20	San Francisco-Oakland-Hayward, CA	3	229	0.9%	6,564	1.7%	$31.64
	Other	38	4,347	17.2%	58,351	14.7%	$15.61
	Total	138	25,235	100.0%	$396,620	100.0%	$18.55

$ and GLA in thousands; Top 20 figures all at SITC share except for properties.

SITE Centers Corp.

Capital Structure

$, shares and units in thousands, except per share
	March 31, 2022	December 31, 2021	December 31, 2020
Capital Structure
Market Value Per Share	$16.71	$15.83	$10.12

Common Shares Outstanding	213,827	211,235	193,363
Operating Partnership Units	141	141	141
Total Outstanding Common Shares	213,968	211,376	193,504

Common Shares Equity	$3,575,405	$3,346,079	$1,958,258

Perpetual Preferred Stock - Class K (1)	0	0	150,000
Perpetual Preferred Stock - Class A	175,000	175,000	175,000
Total Perpetual Preferred Stock	$175,000	$175,000	$325,000

Unsecured Credit Facilities	115,000	0	135,000
Unsecured Term Loan	100,000	100,000	100,000
Unsecured Notes Payable	1,457,100	1,456,886	1,456,031
Mortgage Debt (includes JVs at SITE share)	280,974	315,898	473,576
Total Debt (includes JVs at SITE share)	1,953,074	1,872,784	2,164,607
Less: Cash (including restricted cash)	19,214	43,252	74,414
Net Debt	$1,933,860	$1,829,532	$2,090,193

Total Market Capitalization	$5,684,265	$5,350,611	$4,373,451

Leverage / Public Debt Covenants
Average Consolidated Net Effective Debt	1,668,658	1,749,295	1,842,052
Consolidated Adjusted EBITDA - TTM	353,875	351,172	300,012
Average Consolidated Net Debt / Adjusted EBITDA (2)	4.7X	5.0X	6.1X

Average Pro-Rata Net Effective Debt	1,869,264	1,952,145	2,089,915
Pro-Rata Adjusted EBITDA - TTM	364,001	361,917	312,708
Average Pro-Rata Net Debt / Adjusted EBITDA (2)	5.1X	5.4X	6.7X

Outstanding Debt & Obligations	1,781,784	1,717,917	1,953,194
Undepreciated Real Estate Assets	5,447,639	5,303,507	5,256,719
Total Debt to Real Estate Assets Ratio (3)	33%	32%	37%
Covenant	65%	65%	65%

Secured Debt & Obligations	90,686	125,382	248,917
Total Assets	5,659,092	5,534,473	5,529,204
Secured Debt to Assets Ratio	2%	2%	5%
Covenant	40%	40%	40%

Unencumbered Real Estate Assets	5,238,829	5,028,788	4,624,168
Unsecured Debt & Obligations	1,691,097	1,592,535	1,704,277
Unencumbered Assets to Unsecured Debt (3)	310%	316%	271%
Covenant	135%	135%	135%

Net Income Available for Debt Service	338,241	329,408	264,148
Maximum Annual Service Charge	78,573	80,073	80,913
Fixed Charge Coverage Ratio	4.3X	4.1X	3.3X
Covenant	1.5X	1.5X	1.5X
Net Income Available for Debt Service Excluding Other Expenses	338,241	329,408	280,716
Fixed Charge Coverage Ratio Excluding Other Expenses	4.3X	4.1X	3.5X

Credit Ratings (Outlook)
Moody's	Baa3 (Stable)	Baa3 (Stable)	Baa3 (Stable)
S&P	BBB- (Stable)	BBB- (Stable)	BBB- (Stable)
Fitch	BBB (Stable)	BBB (Stable)	BBB (Stable)

(1) Redeemed on April 7, 2021.
(2) Excludes Perpetual Preferred Stock. See definition in the Non-GAAP Measures section.
(3) Real Estate Assets and Unencumbered Assets exclude consolidated cash and cash equivalents.

SITE Centers Corp.

Same Store Metrics (1)

$ in thousands

	Same Store at 100%			Same Store at SITE Share
SITE at share	1Q22	1Q21	Change	1Q22	1Q21	Change

Leased rate	93.1%	91.2%	1.9%	93.2%	91.2%	2.0%
Commenced rate	90.2%	88.4%	1.8%	90.2%	88.4%	1.8%

Revenues:
Minimum rents	$118,670	$116,055		$96,067	$93,769
Recoveries	41,513	40,544		34,318	33,410
Uncollectible revenue	1,378	2,598		1,123	1,478
Percentage and overage rent	1,655	1,358		1,257	1,215
Ancillary and other rental income	2,253	2,276		1,711	1,683
	165,469	162,831	1.6%	134,476	131,555	2.2%
Expenses:
Operating and maintenance	(24,398)	(23,864)		(19,574)	(19,162)
Real estate taxes	(25,239)	(25,598)		(21,267)	(21,441)
	(49,637)	(49,462)	0.4%	(40,841)	(40,603)	0.6%
Total SSNOI-Including Redevelopment	$115,832	$113,369	2.2%	$93,635	$90,952	2.9%

Non-Same Store NOI	3,234	2,881		2,301	(1,981)
Total Consolidated + Unconsolidated NOI	$119,066	$116,250		$95,936	$88,971

SSNOI Operating Margin	70.0%	69.6%		69.6%	69.1%
SSNOI Recovery Rate	83.6%	82.0%		84.0%	82.3%

(1) See calculation definition in the Non-GAAP Measures section.

SITE Centers Corp.

Leasing Summary

At pro rata share except for count

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
1Q22	24	121,319	$17.93	$15.54	15.4%	8.6	71	291,641	$22.16	9.8
4Q21	26	98,721	$25.01	$21.80	14.7%	8.4	64	275,789	$21.43	9.2
3Q21	25	96,921	$18.97	$16.06	18.1%	8.8	57	237,270	$20.27	8.7
2Q21	31	90,838	$21.24	$20.17	5.3%	8.4	60	167,312	$22.17	8.8
	106	407,799	$20.63	$18.21	13.3%	8.6	252	972,012	$21.49	9.2

Renewals
1Q22	109	591,948	$17.55	$16.62	5.6%	4.8	109	591,948	$17.55	4.8
4Q21	89	595,154	$18.89	$18.16	4.0%	5.3	89	595,154	$18.89	5.3
3Q21	100	763,907	$17.45	$17.00	2.6%	5.4	100	763,907	$17.45	5.4
2Q21	88	706,137	$14.16	$13.46	5.2%	5.3	88	706,137	$14.16	5.3
	386	2,657,146	$16.92	$16.23	4.3%	5.2	386	2,657,146	$16.92	5.2

New + Renewals
1Q22	133	713,267	$17.62	$16.43	7.2%	5.5	180	883,589	$19.07	6.7
4Q21	115	693,875	$19.76	$18.68	5.8%	5.9	153	870,943	$19.69	6.7
3Q21	125	860,828	$17.62	$16.89	4.3%	5.8	157	1,001,177	$18.12	6.3
2Q21	119	796,975	$14.97	$14.23	5.2%	5.8	148	873,449	$15.69	6.3
	492	3,064,945	$17.42	$16.50	5.6%	5.7	638	3,629,158	$18.15	6.5

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg	% of GLA
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)	>10K SF	<10K SF
New Leases (1)
1Q22	280,469	$22.52	$2.81	$3.59	$1.07	$7.47	$15.05	9.8	56%	44%
4Q21	275,789	$22.58	$2.62	$4.25	$1.07	$7.94	$14.64	9.2	53%	47%
3Q21	232,547	$20.59	$4.38	$4.38	$0.84	$9.60	$10.99	8.8	57%	43%
2Q21	144,844	$24.22	$1.95	$4.69	$1.16	$7.80	$16.42	8.7	34%	66%
	933,649	$22.32	$3.00	$4.13	$1.03	$8.16	$14.16	9.2	52%	48%

Renewals
1Q22	591,948	$17.87	$0.05	$0.01	$0.00	$0.06	$17.81	4.8	70%	30%
4Q21	595,154	$19.21	$0.08	$0.00	$0.00	$0.08	$19.13	5.3	79%	21%
3Q21	763,907	$17.65	$0.30	$0.00	$0.04	$0.34	$17.31	5.4	85%	15%
2Q21	706,137	$14.31	$0.05	$0.01	$0.00	$0.06	$14.25	5.3	85%	15%
	2,657,146	$17.16	$0.13	$0.01	$0.01	$0.15	$17.01	5.2	80%	20%

New + Renewals
1Q22	872,417	$19.36	$1.36	$1.71	$0.51	$3.58	$15.78	6.6	65%	35%
4Q21	870,943	$20.27	$1.19	$1.86	$0.47	$3.52	$16.75	6.7	71%	29%
3Q21	996,454	$18.33	$1.63	$1.44	$0.30	$3.37	$14.96	6.2	78%	22%
2Q21	850,981	$16.00	$0.50	$1.14	$0.28	$1.92	$14.08	6.1	76%	24%
	3,590,795	$18.50	$1.19	$1.54	$0.39	$3.12	$15.38	6.4	73%	27%

(1) New Leases exclude redevelopment activity.

SITE Centers Corp.

Lease Expirations

At pro rata share except for count; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	2	36	0.2%	$723	0.3%	$20.08	50	76	1.4%	$2,122	1.4%	$27.92	52	112	0.5%	$2,845	0.7%	$25.40
2022	18	379	2.2%	5,522	2.3%	$14.57	190	399	7.6%	11,120	7.3%	$27.87	208	778	3.4%	16,642	4.2%	$21.39
2023	105	2,528	14.4%	34,802	14.3%	$13.77	337	735	14.0%	20,836	13.7%	$28.35	442	3,263	14.3%	55,638	14.0%	$17.05
2024	112	2,726	15.6%	36,807	15.1%	$13.50	378	778	14.8%	22,586	14.8%	$29.03	490	3,504	15.4%	59,393	15.0%	$16.95
2025	99	2,495	14.3%	35,598	14.6%	$14.27	319	756	14.4%	20,880	13.7%	$27.62	418	3,251	14.3%	56,478	14.2%	$17.37
2026	92	2,134	12.2%	26,901	11.0%	$12.61	304	634	12.1%	18,426	12.1%	$29.06	396	2,768	12.2%	45,327	11.4%	$16.38
2027	88	2,469	14.1%	35,330	14.5%	$14.31	209	537	10.2%	15,281	10.0%	$28.46	297	3,006	13.2%	50,611	12.8%	$16.84
2028	41	913	5.2%	12,121	5.0%	$13.28	112	292	5.6%	9,532	6.2%	$32.64	153	1,205	5.3%	21,653	5.5%	$17.97
2029	31	801	4.6%	12,431	5.1%	$15.52	101	290	5.5%	9,180	6.0%	$31.66	132	1,091	4.8%	21,611	5.4%	$19.81
2030	33	813	4.6%	11,165	4.6%	$13.73	96	242	4.6%	7,718	5.1%	$31.89	129	1,055	4.6%	18,883	4.8%	$17.90
2031	26	896	5.1%	9,677	4.0%	$10.80	87	230	4.4%	6,696	4.4%	$29.11	113	1,126	4.9%	16,373	4.1%	$14.54
Thereafter	49	1,309	7.5%	23,000	9.4%	$17.57	97	288	5.5%	8,166	5.4%	$28.35	146	1,597	7.0%	31,166	7.9%	$19.52
Total	696	17,499	100.0%	$244,077	100.0%	$13.95	2,280	5,257	100.0%	$152,543	100.0%	$29.02	2,976	22,756	100.0%	$396,620	100.0%	$17.43

Signed Not Open	25	520		$7,766		$14.93	131	345		$10,519		$30.49	156	865		$18,285		$21.14
Vacant	37	808					363	908					400	1,716

Assumes all lease options are exercised

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	2	36	0.2%	$723	0.3%	$20.08	46	69	1.3%	$1,923	1.3%	$27.87	48	105	0.5%	$2,646	0.7%	$25.20
2022	5	79	0.5%	871	0.4%	$11.03	121	236	4.5%	6,236	4.1%	$26.42	126	315	1.4%	7,107	1.8%	$22.56
2023	14	185	1.1%	4,380	1.8%	$23.68	218	385	7.3%	10,979	7.2%	$28.52	232	570	2.5%	15,359	3.9%	$26.95
2024	15	247	1.4%	3,922	1.6%	$15.88	232	404	7.7%	12,382	8.1%	$30.65	247	651	2.9%	16,304	4.1%	$25.04
2025	17	313	1.8%	4,319	1.8%	$13.80	185	355	6.8%	9,857	6.5%	$27.77	202	668	2.9%	14,176	3.6%	$21.22
2026	8	102	0.6%	1,331	0.5%	$13.05	153	251	4.8%	7,243	4.7%	$28.86	161	353	1.6%	8,574	2.2%	$24.29
2027	16	283	1.6%	4,650	1.9%	$16.43	139	261	5.0%	7,961	5.2%	$30.50	155	544	2.4%	12,611	3.2%	$23.18
2028	23	348	2.0%	6,083	2.5%	$17.48	121	275	5.2%	8,211	5.4%	$29.86	144	623	2.7%	14,294	3.6%	$22.94
2029	21	407	2.3%	5,629	2.3%	$13.83	124	263	5.0%	7,504	4.9%	$28.53	145	670	2.9%	13,133	3.3%	$19.60
2030	23	466	2.7%	7,305	3.0%	$15.68	107	246	4.7%	6,848	4.5%	$27.84	130	712	3.1%	14,153	3.6%	$19.88
2031	24	349	2.0%	6,350	2.6%	$18.19	118	225	4.3%	6,161	4.0%	$27.38	142	574	2.5%	12,511	3.2%	$21.80
Thereafter	528	14,684	83.9%	198,514	81.3%	$13.52	716	2,287	43.5%	67,238	44.1%	$29.40	1,244	16,971	74.6%	265,752	67.0%	$15.66
Total	696	17,499	100.0%	$244,077	100.0%	$13.95	2,280	5,257	100.0%	$152,543	100.0%	$29.02	2,976	22,756	100.0%	$396,620	100.0%	$17.43

Note: Includes ground leases

SITE Centers Corp.

Top 50 Tenants

$ and GLA in thousands
		Number of Units			Base Rent			Owned GLA			Credit Ratings
	Tenant	WO	JV	Total	Pro Rata	% of Total	At 100%	Pro Rata	% of Total	At 100%	(S&P/Moody's/Fitch)
1	TJX Companies (1)	50	14	64	$22,796	5.7%	$25,940	1,610	6.4%	1,891	A/A2/NR
2	Dick's Sporting Goods (2)	15	4	19	10,510	2.6%	12,215	700	2.8%	846	BBB/Baa3/NR
3	PetSmart	25	5	30	10,096	2.5%	11,284	582	2.3%	661	B/B2/NR
4	Michaels	23	8	31	8,757	2.2%	10,579	578	2.3%	733	B/B1/NR
5	Ross Stores (3)	20	13	33	8,365	2.1%	11,394	649	2.6%	953	BBB+/A2/NR
6	Gap (4)	22	10	32	7,435	1.9%	9,243	381	1.5%	488	BB/Ba2/NR
7	Bed Bath & Beyond (5)	18	2	20	7,395	1.9%	7,931	610	2.4%	659	B+/B1/NR
8	Nordstrom (Rack)	10	0	10	7,108	1.8%	7,108	362	1.4%	362	BB+/Ba1/BBB-
9	Ulta	26	7	33	7,041	1.8%	8,317	284	1.1%	345	NR
10	Best Buy	9	3	12	6,783	1.7%	8,347	437	1.7%	550	BBB+/A3/NR
11	Kohl's	7	7	14	6,736	1.7%	10,789	748	3.0%	1,221	BBB-/Baa2/BBB-
12	Kroger (6)	7	4	11	6,436	1.6%	7,736	459	1.8%	632	BBB/Baa1/NR
13	AMC Theatres	2	3	5	6,086	1.5%	10,084	215	0.9%	400	CCC+/Caa2/NR
14	Burlington	9	4	13	6,084	1.5%	7,571	390	1.5%	518	BB+/NR/NR
15	Five Below	29	10	39	5,642	1.4%	6,837	273	1.1%	343	NR
16	Publix	9	7	16	5,067	1.3%	7,375	504	2.0%	788	NR
17	Barnes & Noble	8	2	10	4,569	1.2%	5,104	208	0.8%	237	NR
18	Designer Brands Inc. (DSW)	12	1	13	4,419	1.1%	4,703	265	1.1%	281	NR
19	Whole Foods	3	1	4	4,372	1.1%	4,948	148	0.6%	184	AA/A1/AA-
20	Total Wine & More	7	1	8	4,259	1.1%	4,451	193	0.8%	205	NR
21	Party City	14	5	19	3,853	1.0%	4,779	184	0.7%	237	B/B3/B-
22	Home Depot	5	0	5	3,809	1.0%	3,809	600	2.4%	600	A/A2/A
23	Petco	12	6	18	3,776	1.0%	5,006	178	0.7%	242	B/B2/NR
24	Jo-Ann	9	4	13	3,621	0.9%	4,383	300	1.2%	381	B/B2/NR
25	Cost Plus	10	3	13	3,498	0.9%	4,876	190	0.8%	263	NR
26	Dollar Tree Stores	24	8	32	3,257	0.8%	3,931	287	1.1%	350	BBB/Baa2/NR
27	Cinemark	2	2	4	3,111	0.8%	4,231	200	0.8%	266	B/NR/B+
28	Staples	9	2	11	3,064	0.8%	3,515	185	0.7%	212	B/B3/NR
29	Office Depot (7)	10	2	12	3,050	0.8%	3,525	212	0.8%	250	NR
30	Ahold Delhaize (8)	2	5	7	2,963	0.7%	5,840	180	0.7%	385	BBB/Baa1/NR
31	Cineworld (Regal Cinemas)	3	0	3	2,940	0.7%	2,940	138	0.5%	138	CCC/NR/NR
32	CGV Cinemas	1	0	1	2,849	0.7%	2,849	74	0.3%	74	NR
33	LA Fitness	3	1	4	2,379	0.6%	2,966	144	0.6%	175	BB-/B1/NR
34	Macy's (9)	4	0	4	2,319	0.6%	2,319	183	0.7%	183	BB/Ba1/BBB-
35	AT&T	20	9	29	2,315	0.6%	2,810	65	0.3%	84	BBB/Baa2/BBB+
36	Giant Eagle	2	0	2	2,279	0.6%	2,279	183	0.7%	183	NR
37	JPMorgan Chase	12	2	14	2,219	0.6%	2,321	52	0.2%	57	A-/A2/AA-
38	Mattress Firm	13	7	20	2,047	0.5%	2,789	66	0.3%	93	NR
39	Hobby Lobby	5	0	5	1,943	0.5%	1,943	267	1.1%	267	NR
40	Caleres Inc.	10	3	13	1,928	0.5%	2,434	95	0.4%	119	B+/NR/NR
41	Lowe's	2	2	4	1,918	0.5%	3,608	322	1.3%	531	BBB+/Baa1/NR
42	Target	3	1	4	1,839	0.5%	2,118	502	2.0%	570	A/A2/A
43	Panera	11	2	13	1,730	0.4%	1,905	56	0.2%	63	NR
44	America's Best Contacts	17	4	21	1,712	0.4%	1,991	64	0.3%	76	NR
45	Tailored Brands (10)	9	3	12	1,636	0.4%	1,875	76	0.3%	86	NR
46	Darden (11)	8	2	10	1,592	0.4%	1,823	61	0.2%	73	BBB/Baa2/BBB
47	Albertsons Companies (12)	2	0	2	1,564	0.4%	1,564	116	0.5%	116	BB/Ba2/NR
48	T-Mobile (13)	19	6	25	1,557	0.4%	1,810	45	0.2%	54	BB+/NR/BBB-
49	Carter's Childrenswear	12	5	17	1,544	0.4%	1,905	53	0.2%	69	BB+/NR/NR
50	Visionworks	11	3	14	1,532	0.4%	1,853	42	0.2%	52	NR
	Top 50 Total	575	193	768	$223,800	56.4%	$271,953	14,716	58.3%	18,546
	Total Portfolio				$396,620	100.0%	$488,007	25,235	100.0%	32,142

(1) T.J. Maxx (17) / Marshalls (23) / HomeGoods (15) / Sierra Trading (5) / HomeSense (3) / Combo Store (1)							(8) Stop & Shop (4) / Food Lion (2) / Martin's (1)
(2) Dick's Sporting Goods (15) / Golf Galaxy (4)							(9) Macy's Furniture Gallery (3) / Bloomingdale's the Outlet Store (1)
(3) Ross Dress For Less (31) / dd's Discounts (2)							(10) Men's Wearhouse (10) / Jos. A. Bank (1) / K&G Fashion Superstore (1)
(4) Gap (3) / Old Navy (27) / Banana Republic (1) / Athleta (1)							(11) Longhorn Steakhouse (6) / Olive Garden (4)
(5) Bed Bath (13) / buybuy Baby (7)							(12) Safeway (1) / ACME (1)
(6) Kroger (6) / Harris Teeter (2) / King Soopers (1) / Mariano's (1) / Lucky's (1)							(13) T-Mobile (23) / Metro PCS (2)
(7) Office Depot (5) / OfficeMax (7)

SITE Centers Corp.

Redevelopments

$ in thousands

Redevelopment – Major (1)
Shopping Center	MSA	SITE Own %	Est. Yield (%)	Est. Net Costs	Costs to Date	Est. Remain. Costs	Placed In Service	CIP		Initial Occ.	Est. Stabilize	Key Tenants
West Bay Plaza - Phase II	Cleveland, OH	100%		$9,102	$6,192	$2,910	$0	$6,192		2Q22	2Q23	Sierra Trading Post, Dry Bar
Perimeter Pointe	Atlanta, GA	100%		-	1,319	-	-	1,319		TBD	TBD	-
Total Redevelopment - Major			8%	$9,102	$7,511	$2,910	$0	$7,511

Redevelopment – Tactical (2)
Shopping Center	MSA	SITE Own %	Est. Yield (%)	Est. Net Costs	Costs to Date	Est. Remain. Costs	Placed In Service	CIP		Initial Occ.	Est. Stabilize	Key Tenants
Tanasbourne Town Center	Portland, OR	100%		$11,540	$1,382	$10,158	$0	$1,382		4Q23	2Q24	-
Nassau Park Pavilion	Trenton, NJ	100%		7,635	1,223	6,412	-	1,223		2Q23	3Q23	Paris Baguette, Bluestone Lane, Just Salad, Mezeh Grill
Shoppers World	Boston, MA	100%		6,672	384	6,288	-	384		4Q22	4Q23	Sleep Number
University Hills	Denver, CO	100%		4,589	1,212	3,377	-	1,212		4Q22	4Q23	-
Hamilton Marketplace	Trenton, NJ	100%		3,843	3,074	769	3,046	28		1Q22	4Q22	Mission BBQ, Mezeh Grill, Honeygrow
Carolina Pavilion	Charlotte, NC	100%		2,339	483	1,856	-	483		4Q22	4Q23	Visionworks, Smoothie King
Other Tactical Projects	N/A	100%		7,166	6,766	400	4,808	1,958
Total Redevelopment - Tactical			12%	$43,784	$14,524	$29,260	$7,854	$6,670

Other (3)				-	37,185	-	-	37,185
Undeveloped land (4)				-	5,263	-	-	5,263
Total Redevelopment Costs				$52,886	$64,483	$32,170	$7,854	$56,629	(5)

(1) Included in SSNOI including redevelopment; includes large-scale shopping center expansion and repurposing projects.
(2) Includes outparcels, first generation space and small-scale shopping center expansions and other capital improvements.
(3) Includes predevelopment and retenanting expenditures.
(4) Balance is in addition to owned land adjacent to existing centers with an estimated value of $9 million and cost basis of the headquarters (non-income producing portion) of $32 million.
(5) Balance is in addition to SITE's pro rata share of joint venture CIP of $0.2 million.

SITE Centers Corp.

Transactions

$ and GLA in thousands

Acquisitions			SITE	Owned	At 100%		At SITE Share
	Property Name	MSA	Own %	GLA	Price	Debt	Price	Debt

01/28/22	Artesia Village	Phoenix-Mesa-Scottsdale, AZ	100%	21	$14,500	-	$14,500	-
02/15/22	Casselberry Commons	Orlando-Kissimmee-Sanford, FL	100%	249	44,500	-	35,600	-
03/28/22	Shops at Boca Center	Miami-Fort Lauderdale-West Palm Beach, FL	100%	117	90,000	-	90,000	-
		1Q 2022 Total		270	$149,000	$0	$140,100	$0

04/01/22	Shoppes of Crabapple	Atlanta-Sandy Springs-Roswell, GA	100%	8	$4,350	-	$4,350	-
		2Q 2022 QTD		8	$4,350	$0	$4,350	$0

		Total 2022 YTD		278	$153,350	$0	$144,450	$0

Dispositions			SITE	Owned	At 100%		At SITE Share
	Property Name	MSA	Own %	GLA	Price	Debt	Price	Debt

	Non-operating land sales		100.0%		$120	-	$120	-
		1Q 2022 Total		0	$120	$0	$120	$0

04/14/22	DDR-SAU Retail Fund JV portfolio	Various	20.0%	906	$155,700	$54,884	$31,140	$10,977
		2Q 2022 QTD		906	$155,700	$54,884	$31,140	$10,977

		Total 2022 YTD		906	$155,820	$54,884	$31,260	$10,977

SITE Centers Corp.

Debt Summary

$ in thousands
	Consolidated Debt			Unconsolidated Debt			Total Debt
Debt Composition	100%	SITE Share	Interest Rate	100%	SITE Share	Interest Rate	SITE Share	Interest Rate
Unsecured Credit Facilities	$115,000	$115,000	1.35%				$115,000	1.35%
Unsecured Term Loan	100,000	100,000	1.45%				100,000	1.45%
Unsecured Public Debt	1,457,100	1,457,100	4.27%				1,457,100	4.27%
Fixed Rate Mortgage Loans	90,685	90,685	4.28%	$675,933	$146,586	4.51%	237,271	4.42%
Variable Rate Mortgage Loans	0	0	0.00%	200,179	43,703	3.07%	43,703	3.07%
Subtotal	$1,762,785	$1,762,785	3.92%	$876,112	$190,289	4.18%	$1,953,074	3.95%
Fair Market Value Adjustment	1,075	1,075		0	0		1,075
Unamortized Loan Costs, Net	(5,532)	(5,532)		(2,995)	(701)		(6,233)
Total	$1,758,328	$1,758,328	3.92%	$873,117	$189,588	4.18%	$1,947,916	3.95%

Consolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2022	$1,335	$0	$0	$1,335	$1,335	-
2023	1,260	35,178	187,209	223,647	223,647	2.77%
2024	749	27,059	65,614	93,422	93,422	4.11%
2025	46	25,058	572,142	597,246	597,246	3.33%
2026	0	0	400,000	400,000	400,000	4.43%
2027	0	0	450,000	450,000	450,000	4.80%
2028	0	0	0	0	0	-
2029	0	0	0	0	0	-
2030	0	0	0	0	0	-
2031 and beyond	0	0	0	0	0	-
Unsecured debt discount			(2,865)	(2,865)	(2,865)
Total	$3,390	$87,295	$1,672,100	$1,762,785	$1,762,785	3.92%

Unconsolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2022	$1,928	$371,507	$0	$373,435	$74,909	3.85%
2023	2,680	0	0	2,680	844	-
2024	2,785	364,320	0	367,105	73,740	4.97%
2025	2,913	0	0	2,913	914	-
2026	2,939	59,120	0	62,059	16,149	2.88%
2027	2,009	0	0	2,009	692	-
2028	514	65,397	0	65,911	23,041	3.69%
2029	0	0	0	0	0	-
2030	0	0	0	0	0	-
2031 and beyond	0	0	0	0	0	-
Total	$15,768	$860,344	$0	$876,112	$190,289	4.18%

% of Total (2)	Consolidated	Interest Rate	Unconsolidated	Interest Rate	Total	Interest Rate
Fixed	87.8%	4.27%	77.0%	4.51%	86.8%	4.29%
Variable	12.2%	1.40%	23.0%	3.07%	13.2%	1.68%

(1) Assumes borrower extension options are exercised.
(2) Based on SITE share.
Note: Interest rate is GAAP at SITE Share.

SITE Centers Corp.

Consolidated Debt Detail

$ in thousands
	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate (2)
Bank Debt (3)
Unsecured Term Loan ($200m)	$100,000	$100,000	01/23	L + 100
Unsecured Revolver ($950m)	115,000	115,000	01/25	L + 90
Unsecured Revolver ($20m)	0	0	01/25	L + 90
	$215,000	$215,000
Public Debt
Unsecured Notes	87,149	87,149	05/23	3.52%
Unsecured Notes	65,548	65,548	08/24	4.07%
Unsecured Notes	456,184	456,184	02/25	3.79%
Unsecured Notes	398,645	398,645	02/26	4.43%
Unsecured Notes	449,574	449,574	06/27	4.80%
	$1,457,100	$1,457,100
Mortgage Debt
Midtowne Park, SC	15,736	15,736	01/23	5.04%
Millenia Crossing, FL	19,873	19,873	01/23	4.32%
Concourse Village, FL	12,643	12,643	02/24	4.32%
Larkin's Corner, PA	15,881	15,881	06/24	4.09%
Shoppes at Addison Place (North), FL	9,005	9,005	02/25	4.08%
Shoppes at Addison Place (South), FL	7,087	7,087	02/25	4.11%
Shoppes at Addison Place (Outlot), FL	1,360	1,360	02/25	4.08%
Southtown Center, FL	9,100	9,100	05/25	3.51%
	$90,685	$90,685

Consolidated Debt Subtotal	$1,762,785	$1,762,785
FMV Adjustment – Assumed Debt	1,075	1,075
Unamortized Loan Costs, Net	(5,532)	(5,532)
Total Consolidated Debt	$1,758,328	$1,758,328

Rate Type
Fixed	$1,547,786	$1,547,786	3.6 years	4.27%
Variable	215,000	215,000	1.9 years	1.40%
	$1,762,786	$1,762,786	3.4 years	3.92%
Perpetual Preferred Stock
Class A	175,000	175,000	June 2022 (4)	6.38%

(1) Assumes borrower extension options are exercised.
(2) L = LIBOR
(3) Excludes loan fees and unamortized loan costs.
(4) Earliest redemption date.

SITE Centers Corp.

Unconsolidated Debt Detail

$ in thousands
	Joint Venture	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate
Mortgage Debt
April 2022 Loan Pool (4 assets)(1)	SAU	13,006	2,601	04/22	4.74%
Flat Shoals Crossing, GA(1)	SAU	3,361	672	04/22	4.65%
July 2022 Loan Pool (13 assets)	DDRM	218,730	43,746	07/22	4.21%
July 2022 Loan Pool (10 assets)	DDRM	136,411	27,282	07/22	3.18%
April 2024 Loan Pool (10 assets)	DTP	364,320	72,864	04/24	4.97%
RVIP IIIB, Deer Park, IL (SITE 26%)	Other	63,768	16,421	12/26	2.88%
Lennox Town Center Limited, OH (SITE 50%)	Other	37,999	18,999	04/28	3.49%
May 2028 Loan Pool (6 assets)(1)	SAU	38,517	7,704	05/28	4.20%
Unconsolidated Debt Subtotal		$876,112	$190,289
Unamortized Loan Costs, Net		(2,995)	(701)
Total Unconsolidated Debt		$873,117	$189,588

Rate Type
Fixed		$675,933	$146,586	2.2 years	4.51%
Variable		200,179	43,703	1.9 years	3.07%
		$876,112	$190,289	2.1 years	4.18%

(1) Repaid or assumed by partner in April 2022.

SITE Centers Corp.

Debt/Adjusted EBITDA

$ in thousands
	Twelve months ended March 31, 2022	Twelve months ended March 31, 2021
Consolidated
Consolidated net income to SITE	$122,864	$17,397
Interest expense	75,246	76,412
Income taxes, net	1,437	1,264
Depreciation and amortization	190,572	173,235
Adjustments for non-controlling interests	(483)	(729)
EBITDA	389,636	267,579
Impairments	0	12,470
Reserve of preferred equity interests	0	1,336
Gain on change in control of interests	(8,633)	(13,690)
Gain on disposition of real estate, net	(5,943)	(276)
EBITDAre	375,060	267,419
Separation charges	0	1,650
Equity in net income of JVs	(43,082)	(3,731)
Other expense, net	1,177	8,261
JV OFFO (at SITE Share)	20,720	17,962
Adjusted EBITDA (1)	353,875	291,561

Consolidated debt-average	1,769,396	2,013,587
Partner share of consolidated debt-average	0	(9,316)
Loan costs, net-average	6,429	7,737
Face value adjustments-average	(1,133)	(950)
Cash and restricted cash-average	(106,034)	(353,365)
Average net effective debt	$1,668,658	$1,657,693

Debt/Adjusted EBITDA – Consolidated (2)	4.7x	5.7x

Pro rata including JVs
EBITDAre	352,561	281,650
Adjusted EBITDA	364,001	303,497

Consolidated net debt-average	1,668,658	1,657,693
JV debt (at SITE Share)-average	211,907	244,610
JV cash and restricted cash (at SITE Share)-average	(11,301)	(10,994)
Average net effective debt	$1,869,264	$1,891,309

Debt/Adjusted EBITDA – Pro Rata (2)	5.1x	6.2x

(1) See definition in the Non-GAAP Measures section.
(2) Excludes perpetual preferred stock.

SITE Centers Corp.

Unconsolidated Joint Ventures

$ and GLA in thousands
Joint Venture	SITE Own %	Number of Properties	Owned GLA	Leased Rate	ABR	1Q22 NOI at 100% (1)		Gross RE Assets	Debt Balance at 100% (2)
Madison International DDRM	20%	23	3,874	92.2%	$14.30	$10,963		$714,384	$355,141

Chinese Institutional Investors DTP	20%	10	3,397	94.7%	$14.67	11,931		581,356	364,320

State of Utah SAU (3)	20%	11	906	90.2%	$13.47	2,476		129,010	54,884

Other Joint Ventures Other (4)	50%	2	730	87.9%	$31.30	3,119		128,884	101,767
Total		46	8,907	92.6%	$15.22	$28,489		$1,553,634	$876,112
Property management fees						1,388	(1)
NOI from Assets sold in 1Q2022						249	(1)
Net operating income						$30,126	(5)

(1) Property management fees charged by SITE to the joint venture are included as an expense in NOI, although presented in the combined income statement on the next page in the Other Expense line item.

(2) Excludes unamortized loan costs, net of $3.0 million or $0.7 million at SITE's Share.

(3) On April 14, 2022, SITE sold its 20% interest in the SAU Joint Venture to its partner (State of Utah).

(4) Other Joint Venture properties include Lennox Town Center and Deer Park Town Center.

(5) Amount agrees to the combined income statement of the joint ventures which includes a reconciliation of the Non-GAAP measure to the applicable GAAP measure.  See calculation definition in the Non-GAAP Measures section.

SITE Centers Corp.

Unconsolidated Joint Ventures

Combined SITE JV Pro Rata Adjustments (1)

Income Statement Pro Rata Adjustments 1Q22		Balance Sheet Pro Rata Adjustments 1Q22
Revenues:		Assets:
Rental Income (2)	$9,509	Land	$76,516
Other income (3)	172	Buildings	222,096
	9,681	Improvements	25,620
Expenses:			324,232
Operating and maintenance	1,442	Depreciation	(93,745)
Real estate taxes	1,243		230,487
	2,685	Construction in progress and land	210
Net Operating Income	6,996	Real estate, net	230,697
		Investment in JVs	(1,696)
Other Income (expense):		Cash and restricted cash	10,462
Fee income	(552)	Receivables, net	3,191
Impairment charges	(1,040)	Other assets, net	10,285
Interest expense	(2,088)	Total Assets	$252,939
Depreciation and amortization	(3,179)
Other income (expense), net	(45)	Liabilities and Equity:
Income before earnings from JVs	92	Mortgage debt	$189,588
Equity in net income of JVs	(169)	Notes payable to SITE	729
Basis differences of JVs	143	Other liabilities	10,431
Loss on disposition of real estate	(66)	Total Liabilities	200,748
Net income	$0	JVs share of equity	53,887
		Distributions in excess of net income	(1,696)
FFO Reconciliation 1Q22		Total Equity	52,191
Income before earnings from JVs	$92	Total Liabilities and Equity	$252,939
Depreciation and amortization	3,179
Impairment of real estate	1,040
Basis differences of JVs	4
FFO at SITE's Ownership Interests	$4,315
OFFO at SITE's Ownership Interests	$4,315

(1) Information provided for SITE's share of JV investments and can be combined with SITE's consolidated financial statements for the same period.

(2) Rental Income:
Minimum rents	$6,609
Ground lease minimum rents	396
Straight-line rent, net	84
Amortization of (above) below market rent, net	86
Percentage and overage rent	120
Recoveries	2,169
Uncollectible revenue	45
(3) Other Income:
Ancillary and other rental income	172
Lease termination fees	0

SITE Centers Corp.

Unconsolidated Joint Ventures at 100%

$ in thousands
Combined Income Statement
	1Q22	1Q21
Revenues:
Rental income (1)	$40,940	$49,279
Other income (2)	709	1,281
	41,649	50,560
Expenses:
Operating and maintenance	6,269	7,769
Real estate taxes	5,254	6,648
	11,523	14,417

Net operating income	30,126	36,143

Other income (expense):
Interest expense	(9,289)	(10,947)
Depreciation and amortization	(14,345)	(17,117)
Impairment charges	(5,200)	0
Other expense, net	(2,572)	(2,964)
	(1,280)	5,115
(Loss) gain on disposition of real estate, net	(98)	28,401
Net (loss) income attributable to unconsolidated JVs	(1,378)	33,516
Depreciation and amortization	14,345	17,117
Impairment of real estate	5,200	0
Loss (gain) on disposition of real estate, net	98	(28,401)
FFO	$18,265	$22,232
FFO at SITE's ownership interests	$4,315	$5,435
Operating FFO at SITE's ownership interests	$4,315	$5,435
(1) Rental Income:
Minimum rents	$28,479	$33,288
Ground lease minimum rents	1,401	1,581
Straight-line rent, net	410	240
Amortization of (above) below market rent, net	431	606
Percentage and overage rent	518	382
Recoveries	9,414	11,590
Uncollectible revenue	287	1,592
(2) Other Income:
Ancillary and other rental income	709	946
Lease Termination fees	0	335

Combined Balance Sheet
	At Period End
	1Q22	4Q21
Assets:
Land	$367,548	$378,442
Buildings	1,063,245	1,092,245
Improvements	121,851	123,313
	1,552,644	1,594,000
Depreciation	(436,140)	(441,215)
	1,116,504	1,152,785
Construction in progress and land	990	5,778
Real estate, net	1,117,494	1,158,563
Cash and restricted cash	40,603	37,535
Receivables, net	15,005	16,854
Other assets, net	50,144	49,029
Total Assets	1,223,246	1,261,981

Liabilities and Equity:
Mortgage debt	873,117	873,336
Notes and accrued interest payable to SITE	3,469	3,331
Other liabilities	49,744	51,473
Total Liabilities	926,330	928,140
Accumulated equity	296,916	333,841
Total Equity	296,916	333,841
Total Liabilities and Equity	$1,223,246	$1,261,981

SITE Centers Corp.

Property List - Excludes SAU

Note:  GLA in thousands.  (U) indicates unowned.  Anchors include tenants greater than 20K SF.

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	ABR PSF	Anchor Tenants
1	Ahwatukee Foothills Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	20%	DTP	691	$17.90	AMC Theatres, Best Buy, Big Lots, Burlington, HomeGoods, Jo-Ann, Lina Home Furnishing, Marshalls, Michaels, OfficeMax, Ross Dress for Less, Sprouts Farmers Market
2	Arrowhead Crossing	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		353	$15.86	Burlington, DSW, Golf Galaxy, Hobby Lobby, HomeGoods, Nordstrom Rack, Savers (U), Staples, T.J. Maxx
3	Deer Valley Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		197	$20.86	AMC Theatres (U), Michaels, PetSmart, Ross Dress for Less, Target (U)
4	Paradise Village Gateway	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		295	$25.78	PetSmart, Ross Dress for Less
5	Artesia Village	Phoenix-Mesa-Scottsdale, AZ	Scottsdale	AZ	100%		21	$39.06	—
6	Buena Park Place	Los Angeles-Long Beach-Anaheim, CA	Buena Park	CA	100%		213	$17.47	Aldi, Kohl's, Michaels
7	Falcon Ridge Town Center	Los Angeles-Long Beach-Anaheim, CA	Fontana	CA	100%		277	$23.26	24 Hour Fitness, Michaels, Ross Dress for Less, Stater Bros Markets, Target (U)
8	The Pike Outlets	Los Angeles-Long Beach-Anaheim, CA	Long Beach	CA	100%		392	$22.90	Cinemark, H & M, Nike, Restoration Hardware
9	Ridge at Creekside	Sacramento-Roseville-Arden-Arcade, CA	Roseville	CA	100%		275	$22.10	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Macy's Furniture Gallery, REI
10	Whole Foods at Bay Place	San Francisco-Oakland-Hayward, CA	Oakland	CA	100%		57	$46.39	Whole Foods
11	Hilltop Plaza	San Francisco-Oakland-Hayward, CA	Richmond	CA	20%	DDRM	246	$17.39	99 Cents Only, Century Theatre, City Sports Club, dd's Discounts, Ross Dress for Less
12	1000 Van Ness	San Francisco-Oakland-Hayward, CA	San Francisco	CA	100%		122	$29.51	CGV Cinemas, The Studio Mix
13	Centennial Promenade	Denver-Aurora-Lakewood, CO	Centennial	CO	100%		443	$20.45	Conn's, Golf Galaxy, HomeGoods, IKEA (U), Michaels, Ross Dress for Less, Stickley Furniture, Total Wine & More
14	Chapel Hills	Denver-Aurora-Lakewood, CO	Colorado Springs	CO	100%		450	$13.44	Barnes & Noble, Best Buy, Burlington, DSW, Michaels (U), Nordstrom Rack, North Academy Fitness, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Whole Foods
15	University Hills	Denver-Aurora-Lakewood, CO	Denver	CO	100%		241	$19.90	King Soopers, Marshalls, Michaels
16	FlatAcres MarketCenter/Parker Pavilions	Denver-Aurora-Lakewood, CO	Parker	CO	100%		232	$19.31	24 Hour Fitness, Bed Bath & Beyond, Home Depot (U), Kohl's (U), Michaels, Office Depot, Walmart (U)
17	Guilford Commons	Hartford-West Hartford-East Hartford, CT	Guilford	CT	100%		127	$18.04	Bed Bath & Beyond, The Fresh Market
18	Connecticut Commons	Hartford-West Hartford-East Hartford, CT	Plainville	CT	20%	DTP	561	$13.66	AMC Theatres, Dick's Sporting Goods, DSW, Kohl's, Lowe's, Marshalls, Old Navy, PetSmart
19	Windsor Court	Hartford-West Hartford-East Hartford, CT	Windsor	CT	100%		79	$19.86	HomeGoods (U), Stop & Shop, Target (U)
20	Shoppes at Paradise Pointe	Crestview-Fort Walton Beach-Destin, FL	Fort Walton Beach	FL	100%		84	$12.57	Publix
21	Melbourne Shopping Center	Palm Bay-Melbourne-Titusville, FL	Melbourne	FL	100%		210	$8.82	Big Lots, Indian River Antique Mall, Publix
22	The Shops at Boca Center	Miami-Fort Lauderdale-West Palm Beach, FL	Boca Raton	FL	100%		117	$39.96	Total Wine & More
23	Village Square at Golf	Miami-Fort Lauderdale-West Palm Beach, FL	Boynton Beach	FL	100%		135	$15.93	—
24	Sheridan Square	Miami-Fort Lauderdale-West Palm Beach, FL	Dania	FL	20%	DDRM	67	$11.72	Walmart Neighborhood Market
25	Shoppes at Addison Place	Miami-Fort Lauderdale-West Palm Beach, FL	Delray Beach	FL	100%		56	$45.03	—
26	Concourse Village	Miami-Fort Lauderdale-West Palm Beach, FL	Jupiter	FL	100%		134	$17.53	Ross Dress for Less, T.J. Maxx
27	The Shops at Midtown Miami	Miami-Fort Lauderdale-West Palm Beach, FL	Miami	FL	100%		467	$21.28	Dick's Sporting Goods, HomeGoods, Marshalls, Nordstrom Rack, Ross Dress for Less, Target, west elm
28	River Run	Miami-Fort Lauderdale-West Palm Beach, FL	Miramar	FL	20%	DDRM	94	$14.57	Publix
29	Northlake Commons	Miami-Fort Lauderdale-West Palm Beach, FL	Palm Beach Gardens	FL	20%	DDRM	124	$16.20	Home Depot (U), Jo-Ann, Ross Dress for Less
30	Flamingo Falls	Miami-Fort Lauderdale-West Palm Beach, FL	Pembroke Pines	FL	20%	DDRM	108	$23.92	LA Fitness (U), The Fresh Market
31	The Fountains	Miami-Fort Lauderdale-West Palm Beach, FL	Plantation	FL	100%		430	$16.53	Dick's Sporting Goods, Jo-Ann, Kohl's, Marshalls/HomeGoods, Total Wine & More, Urban Air Trampoline & Adventure Park

SITE Centers Corp.

Property List - Excludes SAU

Note:  GLA in thousands.  (U) indicates unowned.  Anchors include tenants greater than 20K SF.

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	ABR PSF	Anchor Tenants
32	Midway Plaza	Miami-Fort Lauderdale-West Palm Beach, FL	Tamarac	FL	100%		228	$14.48	Publix, Ross Dress for Less
33	Carillon Place	Naples-Immokalee-Marco Island, FL	Naples	FL	100%		265	$16.11	Bealls Outlet, DSW, OfficeMax, Ross Dress for Less, T.J. Maxx, Walmart Neighborhood Market
34	Countryside Shoppes	Naples-Immokalee-Marco Island, FL	Naples	FL	20%	DDRM	73	$12.35	Aldi, Athletica Health & Fitness
35	Casselberry Commons	Orlando-Kissimmee-Sanford, FL	Casselberry	FL	100%		246	$16.27	Burlington, Publix, Ross Dress for Less, T.J. Maxx
36	Chickasaw Trail Shopping Center	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	75	$11.21	Presidente Supermarket
37	Lee Vista Promenade	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%		311	$17.32	Academy Sports, Bealls Outlet, Epic Theatres, HomeGoods, Michaels, Ross Dress for Less
38	Millenia Crossing	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%		100	$25.89	Nordstrom Rack
39	Skyview Plaza	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	265	$12.94	Badcock Home Furniture &more, dd's Discounts, Marshalls, Presidente Supermarket, Ross Dress for Less
40	Oviedo Park Crossing	Orlando-Kissimmee-Sanford, FL	Oviedo	FL	20%	DDRM	186	$11.11	Bed Bath & Beyond, Lowe's (U), Michaels, OfficeMax, Ross Dress for Less, T.J. Maxx
41	Winter Garden Village	Orlando-Kissimmee-Sanford, FL	Winter Garden	FL	100%		759	$20.30	Bealls, Bed Bath & Beyond, Best Buy, Burlington, Forever 21, Havertys, Jo-Ann, LA Fitness, Lowe's (U), Marshalls, PetSmart, Ross Dress for Less, Staples, Target (U)
42	Creekwood Crossing	North Port-Sarasota-Bradenton, FL	Bradenton	FL	20%	DDRM	235	$12.04	Bealls, Bealls Outlet, Big Lots, Circustrix, Lowe's (U)
43	Lake Brandon Plaza	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		178	$14.42	Jo-Ann, Nordstrom Rack, Publix, Total Wine & More
44	Lake Brandon Village	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		114	$15.64	buybuy BABY, Lowe's (U), PetSmart, Sprouts Farmers Market
45	The Collection at Brandon Boulevard	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		222	$13.64	Bealls Outlet, Chuck E. Cheese's, Crunch Fitness, Kane Furniture
46	The Shoppes of Boot Ranch	Tampa-St. Petersburg-Clearwater, FL	Palm Harbor	FL	100%		52	$27.33	Publix (U), Target (U)
47	North Pointe Plaza	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	100%		108	$15.20	Publix, Walmart (U)
48	Southtown Center	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	100%		44	$36.56	—
49	The Shoppes at New Tampa	Tampa-St. Petersburg-Clearwater, FL	Wesley Chapel	FL	100%		159	$15.58	Office Depot (U), Publix, Ross Dress for Less
50	Hammond Springs	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	100%		69	$28.84	—
51	Perimeter Pointe	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	100%		360	$19.06	Dick's Sporting Goods, HomeGoods, LA Fitness, Regal Cinemas
52	Riverstone Plaza	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	DDRM	308	$13.11	Bealls Outlet, Belk, Michaels, Publix, Ross Dress for Less
53	Cumming Marketplace	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		310	$13.82	Home Depot (U), Lowe's, Marshalls, Michaels, OfficeMax, Walmart (U)
54	Cumming Town Center	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		311	$16.32	Ashley Furniture HomeStore, Best Buy, Dick's Sporting Goods, T.J. Maxx/HomeGoods
55	Sharon Greens	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		98	$12.48	Kroger
56	Hairston Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	DDRM	58	$9.63	Goodwill
57	Market Square	Atlanta-Sandy Springs-Roswell, GA	Douglasville	GA	100%		125	$12.56	Aaron's
58	Paradise Shoppes of Ellenwood	Atlanta-Sandy Springs-Roswell, GA	Ellenwood	GA	100%		60	$12.51	Planet Fitness
59	Towne Center Prado	Atlanta-Sandy Springs-Roswell, GA	Marietta	GA	20%	DTP	287	$13.55	Dick's Sporting Goods Warehouse, Publix, Ross Dress for Less
60	Sandy Plains Village	Atlanta-Sandy Springs-Roswell, GA	Roswell	GA	100%		174	$13.78	Movie Tavern, Painted Tree Marketplace
61	Presidential Commons	Atlanta-Sandy Springs-Roswell, GA	Snellville	GA	100%		376	$12.39	Burlington, buybuy BABY, Home Depot, Jo-Ann, Kroger
62	Johns Creek Town Center	Atlanta-Sandy Springs-Roswell, GA	Suwanee	GA	100%		303	$15.92	Kohl's, Michaels, PetSmart, Sprouts Farmers Market, Staples
63	3030 North Broadway	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		132	$34.43	Mariano's, XSport Fitness
64	The Maxwell	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		240	$27.18	Burlington, Dick's Sporting Goods, Nordstrom Rack, T.J. Maxx
65	Deer Park Town Center	Chicago-Naperville-Elgin, IL-IN-WI	Deer Park	IL	50%	OTHER	357	$32.93	Barnes & Noble (U), Century Theatre, Crate & Barrel, Gap
66	Woodfield Village Green	Chicago-Naperville-Elgin, IL-IN-WI	Schaumburg	IL	100%		490	$22.28	Bloomingdale's The Outlet Store, Container Store, Costco (U), HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, Trader Joe's

SITE Centers Corp.

Property List -Excludes SAU

Note:  GLA in thousands.  (U) indicates unowned.  Anchors include tenants greater than 20K SF.

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	ABR PSF	Anchor Tenants
67	Brookside Marketplace	Chicago-Naperville-Elgin, IL-IN-WI	Tinley Park	IL	20%	DTP	317	$15.62	Best Buy, Dick's Sporting Goods, HomeGoods, Kohl's (U), Michaels, PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
68	Highland Grove Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Highland	IN	20%	DDRM	312	$15.31	Best Buy (U), Burlington, Dick's Sporting Goods (U), Kohl's, Michaels, Target (U)
69	Merriam Town Center / Merriam Village	Kansas City, MO-KS	Merriam	KS	100%		363	$14.44	Bob's Discount Furniture, Cinemark, Dick's Sporting Goods, Home Depot (U), IKEA (U), Marshalls, OfficeMax, PetSmart
70	Gateway Center	Boston-Cambridge-Newton, MA-NH	Everett	MA	100%		640	$17.61	Costco, Dollar Tree, Home Depot, Michaels, Old Navy, Target, Total Wine & More
71	Shoppers World	Boston-Cambridge-Newton, MA-NH	Framingham	MA	100%		782	$25.78	AMC Theatres, Barnes & Noble, Best Buy, DSW, Golf Galaxy, Hobby Lobby, HomeSense, Kohl's, Macy's Furniture Gallery, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, T.J. Maxx
72	Riverdale Shops	Springfield, MA	West Springfield	MA	20%	DDRM	274	$15.80	Kohl's, Stop & Shop
73	Independence Commons	Kansas City, MO-KS	Independence	MO	20%	DTP	386	$15.27	AMC Theatres, Best Buy, Bob's Discount Furniture, Kohl's, Marshalls, Ross Dress for Less
74	The Promenade at Brentwood	St. Louis, MO-IL	Brentwood	MO	100%		338	$15.50	Burlington, Micro Center, PetSmart, Target, Trader Joe's
75	East Hanover Plaza	New York-Newark-Jersey City, NY-NJ-PA	East Hanover	NJ	100%		98	$20.60	Costco (U), HomeGoods, HomeSense, Target (U)
76	Edgewater Towne Center	New York-Newark-Jersey City, NY-NJ-PA	Edgewater	NJ	100%		76	$28.80	Whole Foods
77	Freehold Marketplace	New York-Newark-Jersey City, NY-NJ-PA	Freehold	NJ	100%		21	$34.14	Sam's Club (U), Walmart (U)
78	Route 22 Retail Center	New York-Newark-Jersey City, NY-NJ-PA	Union	NJ	20%	DTP	112	$15.90	Big Lots, Dick's Sporting Goods, Target (U)
79	Consumer Centre	New York-Newark-Jersey City, NY-NJ-PA	West Long Branch	NJ	100%		293	$13.91	buybuy BABY, Dick's Sporting Goods, DSW, Home Depot
80	West Falls Plaza	New York-Newark-Jersey City, NY-NJ-PA	Woodland Park	NJ	20%	DDRM	91	$21.05	andThat!, Cost Plus World Market
81	Echelon Village Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Voorhees	NJ	100%		89	$12.91	The Edge Fitness Clubs
82	Hamilton Marketplace	Trenton, NJ	Hamilton	NJ	100%		550	$19.93	Barnes & Noble, Bed Bath & Beyond, BJ's Wholesale Club (U), Kohl's, Lowe's (U), Michaels, Ross Dress for Less, ShopRite, Staples, Walmart (U)
83	Nassau Park Pavilion	Trenton, NJ	Princeton	NJ	100%		750	$15.58	At Home, Best Buy, Burlington, buybuy BABY, Dick's Sporting Goods, Home Depot (U), HomeGoods, HomeSense, Michaels, PetSmart, Raymour & Flanigan, T.J. Maxx, Target (U), Wegmans
84	The Hub	New York-Newark-Jersey City, NY-NJ-PA	Hempstead	NY	100%		249	$12.94	Home Depot, Super Stop & Shop
85	Belgate Shopping Center	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		289	$16.46	Burlington, Cost Plus World Market, Furniture Row (U), Hobby Lobby, IKEA (U), Marshalls, Old Navy, PetSmart, T.J. Maxx, Walmart (U)
86	Carolina Pavilion	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		701	$14.02

AMC Theatres, American Freight Outlet Stores, AutoZone, Bed Bath & Beyond, Big Lots, Burlington, buybuy BABY, Conn's, Floor & Decor, Frontgate Outlet Store, Jo-Ann, Nordstrom Rack, Old Navy, Ross Dress for Less, Target (U), Value City Furniture

87	Cotswold Village	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		262	$24.64	Harris Teeter, Marshalls, PetSmart
88	The Shops at The Fresh Market	Charlotte-Concord-Gastonia, NC-SC	Cornelius	NC	100%		131	$16.65	The Fresh Market
89	Fayetteville Pavilion	Fayetteville, NC	Fayetteville	NC	20%	DDRM	275	$13.06	Christmas Tree Shops, Food Lion, Marshalls, Michaels, PetSmart
90	Shoppes at Oliver's Crossing	Greensboro-High Point, NC	Winston Salem	NC	20%	DDRM	77	$14.66	Lowes Foods
91	Meadowmont Village	Raleigh, NC	Chapel Hill	NC	20%	DDRM	211	$22.86	Harris Teeter
92	Clayton Corners	Raleigh, NC	Clayton	NC	20%	DDRM	126	$13.31	Lowes Foods
93	Sexton Commons	Raleigh, NC	Fuquay Varina	NC	20%	DDRM	49	$26.78	—
94	Poyner Place	Raleigh, NC	Raleigh	NC	20%	DTP	252	$16.08	Cost Plus World Market, Marshalls, Michaels, Ross Dress for Less, Target (U), Urban Air Trampoline & Adventure Park
95	University Centre	Wilmington, NC	Wilmington	NC	20%	DTP	418	$11.25	Bed Bath & Beyond, Lowe's, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Sam's Club (U)

SITE Centers Corp.

Property List – Excludes SAU

Note:  GLA in thousands.  (U) indicates unowned.  Anchors include tenants greater than 20K SF.

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	ABR PSF	Anchor Tenants
96	Kenwood Square	Cincinnati, OH-KY-IN	Cincinnati	OH	100%		427	$18.73	Dick's Sporting Goods, Macy's Furniture Gallery, Marshalls/HomeGoods, Michaels, T.J. Maxx, The Fresh Market
97	Waterstone Center	Cincinnati, OH-KY-IN	Mason	OH	100%		162	$17.35	Best Buy, Costco (U), Michaels, Target (U)
98	Stow Community Center	Cleveland-Elyria, OH	Stow	OH	100%		406	$12.02	Giant Eagle, Hobby Lobby, Kohl's, Target (U)
99	West Bay Plaza	Cleveland-Elyria, OH	Westlake	OH	100%		147	$24.13	Fresh Thyme Farmers Market, HomeSense
100	Easton Market	Columbus, OH	Columbus	OH	100%		502	$14.96	Bed Bath & Beyond, buybuy BABY, DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Ross Dress for Less, Sierra Trading Post, T.J. Maxx, Value City Furniture
101	Hilliard Rome Commons	Columbus, OH	Columbus	OH	20%	DDRM	106	$14.39	Burlington, HomeGoods
102	Lennox Town Center	Columbus, OH	Columbus	OH	50%	OTHER	374	$12.81	Barnes & Noble, Marshalls, Phoenix Theatres, Staples, Target
103	Polaris Towne Center	Columbus, OH	Columbus	OH	100%		459	$16.76	Best Buy, Big Lots, Jo-Ann, Kroger, Lowe's (U), OfficeMax, Target (U), T.J. Maxx
104	Perimeter Center	Columbus, OH	Dublin	OH	100%		136	$17.80	Giant Eagle
105	Springfield Commons	Toledo, OH	Toledo	OH	20%	DDRM	272	$11.63	Burlington, Kohl's, Planet Fitness
106	Tanasbourne Town Center	Portland-Vancouver-Hillsboro, OR-WA	Hillsboro	OR	100%		285	$20.79	Bed Bath & Beyond, Best Buy (U), Marshalls, Michaels, Nordstrom Rack (U), Ross Dress for Less, Sierra Trading Post, Target (U)
107	The Blocks	Portland-Vancouver-Hillsboro, OR-WA	Portland	OR	100%		97	$35.34	—
108	Southmont Plaza	Allentown-Bethlehem-Easton, PA-NJ	Easton	PA	100%		251	$16.09	Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Lowe's (U), Michaels, Staples
109	Larkin's Corner	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Boothwyn	PA	100%		225	$9.58	ACME, Walmart
110	Ashbridge Square	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Downingtown	PA	100%		386	$9.35	Christmas Tree Shops, Home Depot, Jo-Ann
111	Ashley Crossing	Charleston-North Charleston, SC	Charleston	SC	20%	DTP	208	$10.76	Food Lion, Jo-Ann, Kohl's, Marshalls
112	Wando Crossing	Charleston-North Charleston, SC	Mount Pleasant	SC	100%		214	$15.47	Ashley Furniture HomeStore, Marshalls, Michaels, T.J. Maxx, Total Wine & More, Walmart (U)
113	Midtowne Park	Greenville-Anderson-Mauldin, SC	Anderson	SC	100%		167	$9.89	Dick's Sporting Goods, HomeGoods, Kohl's
114	Cool Springs Pointe	Nashville-Davidson-Murfreesboro-Franklin, TN	Brentwood	TN	100%		198	$16.49	Best Buy, Restoration Hardware, Ross Dress for Less
115	Vintage Plaza	Austin, TX	Round Rock	TX	100%		41	$27.28	—
116	The Marketplace at Highland Village	Dallas-Fort Worth-Arlington, TX	Highland Village	TX	100%		207	$18.48	DSW, LA Fitness, T.J. Maxx/HomeGoods, Walmart (U)
117	Bandera Pointe	San Antonio-New Braunfels, TX	San Antonio	TX	100%		490	$12.17	Barnes & Noble, Gold's Gym, Jo-Ann, Kohl's (U), Lowe's, Old Navy, PetSmart, Ross Dress for Less, Spec's Wines, Spirts & Finer Foods (U), Target (U), T.J. Maxx, Urban Air Trampoline & Adventure Park
118	Terrell Plaza	San Antonio-New Braunfels, TX	San Antonio	TX	100%		108	$20.40	Ross Dress for Less, Target (U)
119	Village at Stone Oak	San Antonio-New Braunfels, TX	San Antonio	TX	100%		450	$19.45	Alamo Drafthouse Cinema, Hobby Lobby, HomeGoods, Target (U)
120	Emmet Street North	Charlottesville, VA	Charlottesville	VA	100%		2	$86.32	—
121	Emmet Street Station	Charlottesville, VA	Charlottesville	VA	100%		11	$51.82	—
122	Commonwealth Center	Richmond, VA	Midlothian	VA	20%	DTP	166	$17.34	Michaels, The Fresh Market
123	Downtown Short Pump	Richmond, VA	Richmond	VA	100%		126	$23.07	Barnes & Noble, Regal Cinemas
124	White Oak Village	Richmond, VA	Richmond	VA	100%		432	$15.74	JCPenney, K&G Fashion Superstore, Lowe's (U), Michaels, PetSmart, Publix, Target (U)
125	Fairfax Towne Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Fairfax	VA	100%		253	$20.26	Bed Bath & Beyond, Jo-Ann, Regal Cinemas, Safeway, T.J. Maxx
126	Springfield Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Springfield	VA	100%		177	$23.76	Barnes & Noble, Bed Bath & Beyond, DSW, Marshalls, Michaels, The Tile Shop
127	Apple Blossom Corners	Winchester, VA-WV	Winchester	VA	20%	DDRM	243	$11.98	Books-A-Million, HomeGoods, Kohl's, Martin's
			Total				31,236
DDRM - DDRM Properties
DTP - Dividend Trust Portfolio

SITE Centers Corp.

Property List – SAU

Note:  GLA in thousands.  Anchors include tenants greater than 20K SF.

#	Center	MSA	Location	ST	SITE Own %	Owned GLA	ABR PSF	Anchor Tenants
1	Brookhaven Plaza	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	70	$23.51	—
2	Cascade Corners	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	67	$7.95	Kroger
3	Cascade Crossing	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	63	$10.95	Publix
4	Hickory Flat Village	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	74	$14.55	Publix
5	Flat Shoals Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	70	$10.74	Publix
6	Deshon Plaza	Atlanta-Sandy Springs-Roswell, GA	Stone Mountain	GA	20%	64	$11.28	Publix
7	Lewandowski Commons	New York-Newark-Jersey City, NY-NJ-PA	Lyndhurst	NJ	20%	78	$24.21	Stop & Shop
8	The Point	Greenville-Anderson-Mauldin, SC	Greenville	SC	20%	104	$18.08	REI, Whole Foods
9	The Plaza at Carolina Forest	Myrtle Beach-Conway-North Myrtle Beach, SC-NC	Myrtle Beach	SC	20%	138	$14.44	Kroger
10	American Way	Memphis, TN-MS-AR	Memphis	TN	20%	110	$5.97	—
11	Kroger Plaza	Virginia Beach-Norfolk-Newport News, VA-NC	Virginia Beach	VA	20%	68	$3.64	Kroger
			Total			906
SAU - DDR-SAU Retail Fund

SITE Centers Corp.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information.  The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Rental Income (Revenues)

•	Percentage and overage rents that are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.
•	Tenant reimbursements are recognized in the period in which the expenses are incurred.
•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

Lease Modification Accounting

•

Elected not to apply lease modification accounting to lease amendments in which the total amount of rent due under the lease is substantially the same and there has been no increase in the lease term.  A majority of the Company’s concession amendments within this category provide for the deferral of rental payments to a later date within the remaining lease term.

•

If abatements are granted as part of a lease amendment, the Company has elected to not treat the abatements as variable rent and instead will record the concession’s impact over the tenant’s remaining lease term on a straight-line basis. Modifications to leases that involve an increase in the lease term have been treated as a lease modification.

•

For those tenants where the Company is unable to assert that collection of amounts due over the lease term is probable, regardless if the Company has entered into a deferral agreement to extend the payment terms, the Company has categorized these tenants on the cash basis of accounting.  As a result, no rental income is recognized from such tenants once they have been placed on the cash basis of accounting until payments are received and all existing accounts receivable relating to these tenants have been reserved in full, including straight-line rental income.  The Company will remove the cash basis designation and resume recording rental income from such tenants during the period earned at such time it believes collection from the tenants is probable based upon a demonstrated payment history or recapitalization event.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.
•	The Company does not capitalize any executive officer compensation.
•

General and administrative expenses include executive property management compensation and related expenses.  Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•

Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets.  All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

SITE Centers Corp.

Notable Accounting and Supplemental Policies

Real Estate

•

Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property's estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.
•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings31.5 to 40 years

Building Improvements3 to 20 years

Furniture/Fixtures/ Shorter of economic life or lease terms

Tenant Improvements

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.
•

The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs.  Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•

Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life.  The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

Leasing Spreads

•

Leasing spreads are calculated by comparing the prior tenant's annual base rent in the final year of the old lease to the new tenant's annual base rent in the first year of the new lease.  The reported calculation, "Comparable", only includes deals executed within one year of the date that the prior tenant vacated.  "Non-comp" deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size or deals for space which was vacant at acquisition.

Net Effective Rents

•

Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs.  Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord's property value and typically extend the life of the asset in excess of the lease term.

SITE Centers Corp.

Non-GAAP Measures

Performance Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs.  FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods.  Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities.  This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments, (iv) gains and losses from changes in control and (v) certain non-cash items.  These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis.  The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT.

The Company believes that certain charges, income and gains recorded in its operating results are not comparable or reflective of its core operating performance.  Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio.  As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO.  Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.  Such adjustments include write-off of preferred share original issuance costs, gains/losses on the early extinguishment of debt, certain transaction fee income, transaction costs and other restructuring type costs.  The disclosure of these adjustments is regularly requested by users of the Company’s financial statements.  The adjustment for these charges, income and gains may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO.  Additionally, the Company provides no assurances that these charges, income and gains are non-recurring.  These charges, income and gains could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs.  The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance, (iii) to influence acquisition, disposition and capital investment strategies and (iv) to compare the Company’s performance to that of other publicly traded shopping center REITs.  For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance.  They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant).  Other real estate companies may calculate FFO and Operating FFO in a different manner.

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, debt extinguishment costs, certain transaction costs or certain fee income.  Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

SITE Centers Corp.

Non-GAAP Measures

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income.  FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs.  Neither FFO nor

Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance.  The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements.  Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”) and Same Store Net Operating Income (“SSNOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure.  NOI is calculated as property revenues less property-related expenses.  The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company also presents NOI information on a same store basis, or SSNOI.  The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments.  SSNOI includes assets owned in comparable periods (15 months for quarter comparisons).  In addition, SSNOI is presented including activity associated with development and major redevelopment. In addition, SSNOI excludes all non-property and corporate level revenue and expenses.  Other real estate companies may calculate NOI and SSNOI in a different manner.  The Company believes SSNOI at its effective ownership interest provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.  SSNOI is frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

SSNOI is not, and is not intended to be, a presentation in accordance with GAAP.  SSNOI information has its limitations as it excludes any capital expenditures associated with the re-leasing of tenant space or as needed to operate the assets.  SSNOI does not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use SSNOI as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  SSNOI does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs.  SSNOI should not be considered as an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  A reconciliation of SSNOI to its most directly comparable GAAP measure of net income (loss) has been provided herein. Reconciliation of 2022 SSNOI projected growth target to the most directly comparable GAAP financial measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort.

SITE Centers Corp.

Non-GAAP Measures

Other Measures

SITE Pro Rata Share Financial Information

The Company believes that the SITE pro rata share of its joint ventures presented in the quarterly supplement is not, and is not intended to be, a presentation in accordance with GAAP.  SITE share financial information is frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of SITE compared to other REITs.  Other real estate companies may calculate such information in a different manner.

SITE does not control the unconsolidated joint ventures and the presentations of SITE JV Pro Rata Adjustments of the unconsolidated joint ventures presented in the quarterly supplement do not represent the Company’s legal claim to such items.  The Company provides this information because the Company believes it assists investors and analysts in estimating the effective interest in SITE’s unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.  The presentation of this information has limitations as an analytical tool.  Because of the limitations, this information should not be considered in isolation or as a substitute for the Company’s financial statements as reported under GAAP.

Debt/Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

The Company uses the ratio Debt to Adjusted EBITDA (“Debt/Adjusted EBITDA”) as it believes it provides a meaningful metric as it relates to the Company’s ability to meet various leverage tests for the corresponding periods.

The Components of Debt/Adjusted EBITDA include net effective debt divided by adjusted EBITDA (trailing twelve months), as opposed to net income determined in accordance with GAAP.  Adjusted EBITDA is calculated as net income attributable to SITE before interest, income taxes, depreciation and amortization for the trailing twelve months and further adjusted to eliminate the impact of certain items that the Company does not consider indicative of its ongoing performance.  Net effective debt is calculated as the average of the Company’s consolidated debt outstanding excluding unamortized loan costs and fair market value adjustments, less cash and restricted cash as of the beginning of the twelve-month period and the balance sheet date presented.  Such amounts are calculated at the Company’s proportionate share of ownership.

The Company also calculates EBITDAre as net income attributable to SITE before interest, income taxes, depreciation and amortization, gains and losses from disposition of real estate property and related investments, impairment charges on real estate property and related investments, including gain and losses from changes in control, all for the trailing twelve months.  Such amount is also calculated at the Company’s proportionate share of ownership.

Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company’s financial performance, or an alternative to cash flow from operating activities as a measure of liquidity.  The Company’s calculation of Adjusted EBITDA may differ from the methodology utilized by other companies.  Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company’s financial condition.  The reconciliations of Adjusted EBITDA and net effective debt used in the consolidated and prorata Debt/Adjusted EBITDA ratios to their most directly comparable GAAP measures of net income (loss) and debt have been provided in the Debt Summary section.

SITE Centers Corp.

Portfolio Summary at 100%

GLA in thousands
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Shopping Center Summary
Operating Centers – 100%	138	136	137	137	138
Wholly Owned - SITE	92	89	81	80	78
JV Portfolio	46	47	56	57	60

Owned and Ground Lease GLA – 100%	32,142	32,007	32,347	32,492	32,806
Wholly Owned - SITE	23,235	22,856	21,677	21,605	21,580
JV Portfolio – 100%	8,907	9,151	10,670	10,887	11,226
Unowned GLA – 100%	10,229	10,229	10,475	10,475	10,617

Quarterly Operational Overview
SITE (100%)
Base Rent PSF	$17.72	$17.52	$17.51	$17.46	$17.43
Base Rent PSF < 10K	$28.21	$27.76	$27.68	$27.61	$27.37
Base Rent PSF > 10K	$14.52	$14.42	$14.44	$14.43	$14.43
Commenced Rate	90.2%	89.9%	89.7%	89.1%	88.1%
Leased Rate	93.1%	92.5%	91.7%	91.2%	90.8%
Leased Rate < 10K SF	86.0%	84.9%	83.9%	83.1%	82.5%
Leased Rate > 10K SF	95.6%	95.1%	94.4%	93.9%	93.7%

Wholly Owned SITE
Base Rent PSF	$18.74	$18.52	$18.67	$18.61	$18.62
Leased Rate	93.3%	92.8%	92.9%	92.3%	91.9%
Leased Rate < 10K SF	86.2%	85.1%	83.9%	82.7%	82.7%
Leased Rate > 10K SF	95.7%	95.4%	95.7%	95.4%	94.7%

Joint Venture (100%)
Base Rent PSF	$15.22	$15.15	$15.25	$15.27	$15.24
Leased Rate	92.6%	91.6%	89.5%	88.8%	88.8%
Leased Rate < 10K SF	85.2%	84.3%	83.8%	83.8%	82.1%
Leased Rate > 10K SF	95.2%	94.3%	91.7%	90.8%	91.5%

Joint Venture at Pro Rata Share
Base Rent PSF	$16.33	$16.22	$16.59	$16.62	$16.57
Leased Rate	92.1%	91.6%	87.6%	87.2%	87.4%
Leased Rate < 10K SF	83.2%	83.8%	83.5%	84.0%	83.2%
Leased Rate > 10K SF	95.4%	94.6%	89.2%	88.5%	89.1%

SITE Centers Corp.

Leasing Summary

Wholly Owned at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
1Q22	19	110,898	$18.34	$15.94	15.1%	8.7	53	260,589	$23.00	9.8
4Q21	22	96,049	$24.73	$21.62	14.4%	8.5	46	252,632	$21.61	9.3
3Q21	13	82,261	$19.00	$15.92	19.3%	8.7	35	218,767	$20.37	8.7
2Q21	18	76,487	$22.13	$20.82	6.3%	8.6	35	144,400	$23.05	9.0
	72	365,695	$20.96	$18.45	13.6%	8.6	169	876,388	$21.95	9.3

Renewals
1Q22	74	574,783	$17.30	$16.39	5.6%	4.8	74	574,783	$17.30	4.8
4Q21	55	555,142	$18.94	$18.29	3.6%	5.3	55	555,142	$18.94	5.3
3Q21	53	634,537	$18.09	$17.83	1.5%	5.5	53	634,537	$18.09	5.5
2Q21	42	569,976	$14.10	$13.35	5.6%	5.4	42	569,976	$14.10	5.4
	224	2,334,438	$17.12	$16.49	3.8%	5.3	224	2,334,438	$17.12	5.3

New + Renewals
1Q22	93	685,681	$17.47	$16.31	7.1%	5.5	127	835,372	$19.08	6.7
4Q21	77	651,191	$19.80	$18.78	5.4%	5.9	101	807,774	$19.78	6.7
3Q21	66	716,798	$18.19	$17.61	3.3%	5.9	88	853,304	$18.68	6.4
2Q21	60	646,463	$15.05	$14.23	5.8%	6.0	77	714,376	$15.91	6.5
	296	2,700,133	$17.64	$16.76	5.3%	5.8	393	3,210,826	$18.44	6.6

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases (1)
1Q22	249,417	$23.36	$2.85	$3.87	$1.10	$7.82	$15.54	9.8
4Q21	252,632	$22.77	$2.67	$4.05	$1.08	$7.80	$14.97	9.3
3Q21	214,044	$20.64	$4.63	$4.44	$0.83	$9.90	$10.74	8.8
2Q21	121,932	$25.45	$2.06	$5.44	$1.25	$8.75	$16.70	8.9
	838,025	$22.79	$3.12	$4.28	$1.05	$8.45	$14.34	9.3

Renewals
1Q22	574,783	$17.59	$0.04	$0.01	$0.00	$0.05	$17.54	4.8
4Q21	555,142	$19.26	$0.08	$0.00	$0.00	$0.08	$19.18	5.3
3Q21	634,537	$18.30	$0.33	$0.00	$0.05	$0.38	$17.92	5.5
2Q21	569,976	$14.24	$0.05	$0.01	$0.00	$0.06	$14.18	5.4
	2,334,438	$17.36	$0.13	$0.01	$0.01	$0.15	$17.21	5.3

New + Renewals
1Q22	824,200	$19.34	$1.30	$1.76	$0.50	$3.56	$15.78	6.6
4Q21	807,774	$20.36	$1.20	$1.76	$0.47	$3.43	$16.93	6.7
3Q21	848,581	$18.89	$1.82	$1.54	$0.32	$3.68	$15.21	6.4
2Q21	691,908	$16.22	$0.54	$1.35	$0.31	$2.20	$14.02	6.3
	3,172,463	$18.80	$1.25	$1.61	$0.40	$3.26	$15.54	6.5

(1) New Leases exclude redevelopment activity.

SITE Centers Corp.

Leasing Summary

Unconsolidated Joint Ventures at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
1Q22	5	52,105	$13.67	$11.33	20.7%	7.9	18	155,261	$15.03	9.0
4Q21	4	8,110	$32.70	$30.08	8.7%	8.1	18	110,534	$18.46	8.9
3Q21	12	73,300	$18.82	$16.87	11.6%	9.1	22	92,515	$19.04	8.4
2Q21	13	69,227	$15.65	$15.78	(0.8%)	7.4	25	112,030	$16.09	7.4
	34	202,742	$16.97	$15.60	8.8%	8.2	83	470,340	$16.88	8.5

Renewals
1Q22	35	85,823	$26.10	$24.36	7.1%	5.1	35	85,823	$26.10	5.1
4Q21	34	200,062	$18.16	$16.33	11.2%	4.9	34	200,062	$18.16	4.9
3Q21	47	446,750	$14.58	$13.51	7.9%	4.8	47	446,750	$14.58	4.8
2Q21	46	573,350	$13.42	$12.99	3.3%	5.1	46	573,350	$13.42	5.1
	162	1,305,985	$15.38	$14.43	6.6%	5.0	162	1,305,985	$15.38	5.0

New + Renewals
1Q22	40	137,928	$21.41	$19.43	10.2%	5.8	53	241,084	$18.97	7.1
4Q21	38	208,172	$18.72	$16.86	11.0%	5.2	52	310,596	$18.26	6.4
3Q21	59	520,050	$15.18	$13.98	8.6%	5.5	69	539,265	$15.34	5.5
2Q21	59	642,577	$13.66	$13.29	2.8%	5.4	71	685,380	$13.86	5.6
	196	1,508,727	$15.59	$14.58	6.9%	5.5	245	1,776,325	$15.77	6.0

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases
1Q22	155,261	$15.81	$2.53	$1.19	$0.81	$4.53	$11.28	9.0
4Q21	110,534	$19.52	$1.99	$6.47	$0.83	$9.29	$10.23	8.9
3Q21	92,515	$20.03	$1.37	$3.57	$0.96	$5.90	$14.13	8.4
2Q21	112,030	$17.08	$1.23	$0.14	$0.58	$1.95	$15.13	7.4
	470,340	$17.81	$1.90	$2.74	$0.80	$5.44	$12.37	8.5

Renewals
1Q22	85,823	$27.01	$0.39	$0.00	$0.00	$0.39	$26.62	5.1
4Q21	200,062	$18.46	$0.02	$0.00	$0.01	$0.03	$18.43	4.9
3Q21	446,750	$14.74	$0.16	$0.00	$0.00	$0.16	$14.58	4.8
2Q21	573,350	$13.59	$0.03	$0.01	$0.00	$0.04	$13.55	5.1
	1,305,985	$15.61	$0.09	$0.01	$0.00	$0.10	$15.51	5.0

New + Renewals
1Q22	241,084	$19.79	$2.16	$0.97	$0.66	$3.79	$16.00	7.1
4Q21	310,596	$18.84	$1.00	$3.22	$0.42	$4.64	$14.20	6.4
3Q21	539,265	$15.65	$0.47	$0.92	$0.25	$1.64	$14.01	5.5
2Q21	685,380	$14.16	$0.29	$0.04	$0.13	$0.46	$13.70	5.6
	1,776,325	$16.20	$0.77	$1.03	$0.30	$2.10	$14.10	6.0

SITE Centers Corp.

Leasing Expirations

Wholly Owned at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	2	36	0.2%	$723	0.3%	$20.08	31	56	1.2%	$1,462	1.0%	$26.11	33	92	0.4%	$2,185	0.6%	$23.75
2022	14	352	2.2%	5,148	2.3%	$14.63	135	370	7.7%	10,415	7.4%	$28.15	149	722	3.4%	15,563	4.2%	$21.56
2023	80	2,375	14.7%	32,665	14.3%	$13.75	221	660	13.7%	19,008	13.5%	$28.80	301	3,035	14.5%	51,673	14.0%	$17.03
2024	79	2,446	15.2%	33,841	14.8%	$13.84	262	709	14.7%	20,729	14.7%	$29.24	341	3,155	15.1%	54,570	14.8%	$17.30
2025	74	2,342	14.5%	33,771	14.8%	$14.42	228	707	14.7%	19,739	14.0%	$27.92	302	3,049	14.6%	53,510	14.5%	$17.55
2026	60	1,854	11.5%	24,047	10.6%	$12.97	195	571	11.9%	16,929	12.0%	$29.65	255	2,425	11.6%	40,976	11.1%	$16.90
2027	63	2,322	14.4%	33,331	14.6%	$14.35	145	492	10.2%	13,926	9.9%	$28.30	208	2,814	13.4%	47,257	12.8%	$16.79
2028	26	823	5.1%	11,019	4.8%	$13.39	86	274	5.7%	8,832	6.3%	$32.23	112	1,097	5.2%	19,851	5.4%	$18.10
2029	23	746	4.6%	11,664	5.1%	$15.64	76	266	5.5%	8,402	6.0%	$31.59	99	1,012	4.8%	20,066	5.4%	$19.83
2030	29	793	4.9%	10,919	4.8%	$13.77	76	228	4.7%	7,375	5.2%	$32.35	105	1,021	4.9%	18,294	5.0%	$17.92
2031	17	835	5.2%	8,788	3.9%	$10.52	63	213	4.4%	6,155	4.4%	$28.90	80	1,048	5.0%	14,943	4.1%	$14.26
Thereafter	38	1,213	7.5%	21,985	9.6%	$18.12	73	267	5.5%	7,655	5.4%	$28.67	111	1,480	7.1%	29,640	8.0%	$20.03
Total	505	16,137	100.0%	$227,901	100.0%	$14.12	1,591	4,813	100.0%	$140,627	100.0%	$29.22	2,096	20,950	100.0%	$368,528	100.0%	$17.59

Assumes all lease options are exercised

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	2	36	0.2%	723	0.3%	$20.08	28	50	1.0%	$1,308	0.9%	$26.16	30	86	0.4%	$2,031	0.6%	$23.62
2022	3	59	0.4%	598	0.3%	$10.14	86	220	4.6%	5,861	4.2%	$26.64	89	279	1.3%	6,459	1.8%	$23.15
2023	6	144	0.9%	3,723	1.6%	$25.85	132	331	6.9%	9,672	6.9%	$29.22	138	475	2.3%	13,395	3.6%	$28.20
2024	12	238	1.5%	3,820	1.7%	$16.05	155	361	7.5%	11,162	7.9%	$30.92	167	599	2.9%	14,982	4.1%	$25.01
2025	13	301	1.9%	4,134	1.8%	$13.73	125	327	6.8%	9,168	6.5%	$28.04	138	628	3.0%	13,302	3.6%	$21.18
2026	4	79	0.5%	968	0.4%	$12.25	87	219	4.6%	6,487	4.6%	$29.62	91	298	1.4%	7,455	2.0%	$25.02
2027	11	264	1.6%	4,433	1.9%	$16.79	87	227	4.7%	6,913	4.9%	$30.45	98	491	2.3%	11,346	3.1%	$23.11
2028	20	325	2.0%	5,628	2.5%	$17.32	84	250	5.2%	7,449	5.3%	$29.80	104	575	2.7%	13,077	3.5%	$22.74
2029	12	355	2.2%	5,004	2.2%	$14.10	87	237	4.9%	6,704	4.8%	$28.29	99	592	2.8%	11,708	3.2%	$19.78
2030	16	427	2.6%	6,706	2.9%	$15.70	81	231	4.8%	6,469	4.6%	$28.00	97	658	3.1%	13,175	3.6%	$20.02
2031	16	315	2.0%	5,814	2.6%	$18.46	75	198	4.1%	5,406	3.8%	$27.30	91	513	2.4%	11,220	3.0%	$21.87
Thereafter	390	13,594	84.2%	186,350	81.8%	$13.71	564	2,162	44.9%	64,028	45.5%	$29.62	954	15,756	75.2%	250,378	67.9%	$15.89
Total	505	16,137	100.0%	$227,901	100.0%	$14.12	1,591	4,813	100.0%	$140,627	100.0%	$29.22	2,096	20,950	100.0%	$368,528	100.0%	$17.59

Note: Includes ground leases

SITE Centers Corp.

Leasing Expirations

Unconsolidated Joint Ventures at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	0	0	0.0%	$0	0.0%	$0.00	19	48	2.5%	$1,483	3.1%	$30.90	19	48	0.6%	$1,483	1.2%	$30.90
2022	4	95	1.5%	1,222	1.7%	$12.86	55	131	6.8%	3,121	6.5%	$23.82	59	226	2.8%	4,343	3.6%	$19.22
2023	25	671	10.9%	8,515	11.9%	$12.69	116	349	18.2%	7,931	16.6%	$22.72	141	1,020	12.7%	16,446	13.8%	$16.12
2024	33	1,309	21.3%	13,198	18.4%	$10.08	116	315	16.4%	7,898	16.5%	$25.07	149	1,624	20.2%	21,096	17.7%	$12.99
2025	25	717	11.7%	8,173	11.4%	$11.40	91	240	12.5%	5,468	11.5%	$22.78	116	957	11.9%	13,641	11.4%	$14.25
2026	32	1,045	17.0%	11,552	16.1%	$11.05	109	283	14.8%	6,458	13.5%	$22.82	141	1,328	16.5%	18,010	15.1%	$13.56
2027	25	699	11.4%	9,430	13.1%	$13.49	64	199	10.4%	5,528	11.6%	$27.78	89	898	11.2%	14,958	12.5%	$16.66
2028	15	432	7.0%	5,075	7.1%	$11.75	26	69	3.6%	2,210	4.6%	$32.03	41	501	6.2%	7,285	6.1%	$14.54
2029	8	272	4.4%	3,833	5.3%	$14.09	25	80	4.2%	2,262	4.7%	$28.28	33	352	4.4%	6,095	5.1%	$17.32
2030	4	102	1.7%	1,230	1.7%	$12.06	20	53	2.8%	1,264	2.6%	$23.85	24	155	1.9%	2,494	2.1%	$16.09
2031	9	305	5.0%	4,442	6.2%	$14.56	24	65	3.4%	1,892	4.0%	$29.11	33	370	4.6%	6,334	5.3%	$17.12
Thereafter	11	487	7.9%	5,083	7.1%	$10.44	24	86	4.5%	2,211	4.6%	$25.71	35	573	7.1%	7,294	6.1%	$12.73
Total	191	6,134	100.0%	$71,753	100.0%	$11.70	689	1,918	100.0%	$47,726	100.0%	$24.88	880	8,052	100.0%	$119,479	100.0%	$14.84

Assumes all lease options are exercised

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	0	0	0.0%	0	0.0%	$0.00	18	46	2.4%	$1,391	2.9%	$30.24	18	46	0.6%	$1,391	1.2%	$30.24
2022	2	62	1.0%	723	1.0%	$11.66	35	71	3.7%	1,685	3.5%	$23.73	37	133	1.7%	2,408	2.0%	$18.11
2023	8	148	2.4%	2,095	2.9%	$14.16	86	242	12.6%	5,516	11.6%	$22.79	94	390	4.8%	7,611	6.4%	$19.52
2024	3	43	0.7%	511	0.7%	$11.88	77	188	9.8%	4,937	10.3%	$26.26	80	231	2.9%	5,448	4.6%	$23.58
2025	4	57	0.9%	926	1.3%	$16.25	60	139	7.2%	3,296	6.9%	$23.71	64	196	2.4%	4,222	3.5%	$21.54
2026	4	78	1.3%	1,144	1.6%	$14.67	66	141	7.4%	3,385	7.1%	$24.01	70	219	2.7%	4,529	3.8%	$20.68
2027	5	94	1.5%	1,086	1.5%	$11.55	52	143	7.5%	3,983	8.3%	$27.85	57	237	2.9%	5,069	4.2%	$21.39
2028	3	81	1.3%	1,291	1.8%	$15.94	37	108	5.6%	2,817	5.9%	$26.08	40	189	2.3%	4,108	3.4%	$21.74
2029	9	238	3.9%	2,487	3.5%	$10.45	37	105	5.5%	2,882	6.0%	$27.45	46	343	4.3%	5,369	4.5%	$15.65
2030	7	151	2.5%	2,030	2.8%	$13.44	26	65	3.4%	1,561	3.3%	$24.02	33	216	2.7%	3,591	3.0%	$16.63
2031	8	170	2.8%	2,681	3.7%	$15.77	43	112	5.8%	2,875	6.0%	$25.67	51	282	3.5%	5,556	4.7%	$19.70
Thereafter	138	5,012	81.7%	56,779	79.1%	$11.33	152	558	29.1%	13,398	28.1%	$24.01	290	5,570	69.2%	70,177	58.7%	$12.60
Total	191	6,134	100.0%	$71,753	100.0%	$11.70	689	1,918	100.0%	$47,726	100.0%	$24.88	880	8,052	100.0%	$119,479	100.0%	$14.84

Note: Includes ground leases

SITE CENTERS INVESTOR RELATIONS DEPARTMENT 3300 Enterprise Pkwy, Beachwood, OH 44122   O: 216-755-5500   F: 216-755-1500 sitecenters.com • NYSE: SITC